UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

–––––––––––––––––––––––––––––––––––––

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

_____________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Bit Digital, Inc.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BIT DIGITAL, INC.
31 Hudson Yards, Floor 11
New York, N.Y., 10001

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May13, 2025

To the Shareholders of Bit Digital, Inc.:

Notice is hereby given that the 2025 Annual General Meeting of the Shareholders (the “Annual Meeting”) of Bit Digital, Inc. (the “Company”) will be held on May 13, 2025 at 9:00 a.m. at the Company’s principal executive offices, at 31 Hudson Yards, Floor 11, New York, NY 10001. You will be able to attend, vote your ordinary shares of par value US$0.01 each (“Ordinary Shares”) and preference shares of US$0.01 each in the capital of the Company (“Preference Shares” and, together with the Ordinary Shares, “Shares” or “shares”), and submit questions during the Annual Meeting via a live webcast available at http://www.transhare.com for the purpose of considering and, if thought fit, passing, with or without amendment, the following resolutions:

1.      Ordinary resolutions to elect each of our five (5) existing directors for one-year terms concluding at the 2026 Annual General Meeting of Shareholders or until each successor is duly elected and qualified.

2.      An ordinary resolution to adopt the Company’s 2025 Omnibus Equity Incentive Plan.

3.      An ordinary resolution to ratify the appointment of the Company’s independent registered public accounting firm.

4.      An ordinary resolution to approve on a non-binding and advisory basis the compensation of our named executive officers (“Say on Pay Vote”).

5.      An ordinary resolution to approve on a non-binding and advisory basis the frequency of holding future votes regarding named executive officer compensation (“Frequence on Say on Pay Vote”).

6.      Any other resolutions to transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

The close of business on April 3, 2025 has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. The register of members of the Company will not be closed. The date on which this Proxy Statement and the accompanying form of proxy card will first be mailed or given to the Company’s shareholders is on or about on April 11, 2025.

Details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Proxy Statement.

By Order of the Board of Directors,
/s/ Erke Huang
Mr. Erke Huang, Director
Dated:	April 11, 2025

If your Shares are registered in the name of your broker, bank or other nominee, you are a “beneficial owner” of the Shares. Beneficial owners of Shares who wish to attend the Annual Meeting must obtain a valid legal proxy by contacting your account representative at the bank, broker, or other nominee that holds your Shares and then register in advance to attend the Annual Meeting. After obtaining a valid legal proxy from your bank, broker or other nominee, to then register to attend the Annual Meeting, you must submit a copy of your legal proxy reflecting the number of your Shares along with your name and e-mail address to Andrew Collins. Request for registration should be directed to proxy@transhare.com, or to facsimile number 1-727-269-5616. Written requests can be mailed to: Transhare Corporation, 17755 US Highway 19 N, Suite 140, Clearwater FL 33764, Attn: Proxy Team. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. (Eastern Time) on May 12, 2025.

Your Board of Directors believes that the election of the nominees specified in the accompanying Proxy Statement as directors of the Company at the Annual Meeting is in the best interest of the Company and its shareholders and accordingly, unanimously recommends a vote “FOR” such nominees. The Board of Directors also recommends that you vote, “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm, “FOR” the approval of the Company’s 2025 Omnibus Equity Incentive Plan, “FOR” SAY ON PAY and “FOR” FREQUENCE ON SAY ON PAY.

Proxies

Your vote is important.    Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the Annual Meeting. If you do attend the Annual Meeting and are a record holder of Shares of our Company, you may vote by ballot at the Annual Meeting, and your proxy will be deemed to be revoked. If you hold your Shares in street name and wish to vote your Shares at the Annual Meeting, you should contact your broker about getting a proxy appointing you to vote your Shares.

If you intend to vote by proxy, your proxy card must be returned no later than the time of the Meeting (or any adjourned Meeting).

A blank proxy form is attached. Please consider carefully the conditions attaching to appointment of a proxy. You may otherwise vote by any of the following options:

VOTE BY INTERNET

Use the Internet to transmit your voting instructions at www.transhare.com. Click Vote Your Proxy and then click on the Company’s name and enter your control number.

VOTE BY EMAIL

Mark, sign and date your proxy card and return it via email to Proxy@Transhare.com. Include your control ID in your email.

VOTE BY FAX

Mark, sign and date your proxy card and return it via fax to 1-727-269-5616.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:

Proxy Team

Transhare Corporation

Bayside Center 1, 1

7755 U.S. Highway 19N

Suite 140

Clearwater, Florida 33764

Bit Digital, Inc.
Registered Company No 319983
(Company)

Proxy form

I/We(1)
of
being a member/members of ____________________________________the Company and the holder/holders of (number and class of Shares)
appoint as my/our proxy(2)

of
or in his/her absence(3)

of

at the general meeting of the Company to be held at 31 Hudson Yards, Floor 11, New York, NY 10001 on May 13, 2025 at 9:00 a.m. (local time) and by telephone conferencing and at any adjournment of that meeting.

____________

(1)      Full name(s) and address(es) (as appearing in the Company’s register of members) to be typed or inserted in block letters. In the case of joint holdings, the names of all holders (as appearing in the Company’s register of members) must be inserted.

(2)      Insert name and address of the desired proxy in the spaces provided. If you wish to appoint the chairperson, write “The chairperson” without inserting an address.

(3)      If desired, insert name and address of an alternate proxy, should the initial appointee be unable to attend the meeting.

If the Chairperson is appointed as proxy and no voting instructions are given, the following is a statement of the Chairperson’s voting intentions in relation to undirected proxies:

The Chairperson intends to vote in favor of the resolutions.

Please indicate with a tick mark in the spaces opposite to each resolution how you wish the proxy to vote on your behalf. In the absence of any such indication, the proxy may vote for or against the resolutions or may abstain at his/her discretion. Your proxy will also be entitled to vote at his/her discretion on any resolution properly put to the meeting pursuant to the other items of business referred to in the notice convening the meeting.

The Board of Directors recommends that you vote “FOR” each proposal.

Resolutions

1.	Re-election of Zhaohui Deng as a Director of the Company

“It is resolved as an Ordinary Resolution that Zhaohui Deng be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN
2.	Re-election of Erke Huang as a Director of the Company

“It is resolved as an Ordinary Resolution that Erke Huang be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	Re-election of Ichi Shih as a Director of the Company

“It is resolved as an Ordinary Resolution that Ichi Shih be re-elected as a director of the Company to hold office until the next annual general meeting or until her successor is duly elected and qualified.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	Re-election of Jiashu (Bill) Xiong as a Director of the Company

“It is resolved as an Ordinary Resolution that Jiashu (Bill) Xiong be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN
5.	Re-election of Brock Pierce as a Director of the Company

“It is resolved as an Ordinary Resolution that Brock Pierce be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN
6.	Approval for the Company to adopt the Company’s 2025 Omnibus Equity Incentive Plan
“It is resolved as an Ordinary Resolution that shareholders of the Company hereby approve the 2025 Omnibus Equity Incentive Plan.”
	☐ FOR	☐ AGAINST	☐ ABSTAIN
7.	Ratification of the appointment of the Company’s independent registered public accounting firm

“It is resolved as an Ordinary Resolution that that the appointment of Audit Alliance, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 be confirmed, ratified and approved.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN
8.	Approval on a non-binding and advisory basis the compensation of our Named Executive Officers or the Company’s Sign-on Pay

“It is resolved, as an ordinary resolution that the shareholders of the Company hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the narrative discussion in the section entitled “Executive Compensation”, the summary compensation table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2025 Annual Meeting of Shareholders.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN
9.	Approval on a non-finding and advisory basis the frequency of holding future votes regarding Named Executive Officer Compensation or Frequency on Sign-on Pay

“It is resolved, as an ordinary resolution that the shareholders of the Company hereby approve, on a non-binding advisory basis, the frequency of the vote to approve the compensation of our Named Executive Officers shall be every three (3) years.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN

Note: Please sign exactly as your name or names appear on this Proxy. If Shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: April 11, 2025

•        If the member or each member is an individual, sign immediately below.

………………………...............	………………………………..
Signature of shareholder	Signature of joint-shareholder, if any

Or

•        If the member is a company, complete the following:

Executed by _________________________________ [Name of member] acting through an authorized

Signatory

Signature of authorized signatory

Print name

Title

Proxy instructions

What happens if you do not follow these instructions?

1       If you do not follow these instructions, any instrument you make appointing a proxy will be invalid.

Eligible Shareholders

2       If you are a Shareholder entitled to attend and vote at this meeting of the Company, you may appoint a proxy to vote on your behalf.

3       A proxy need not be a member of the Company.

If you complete a proxy form, can you still attend and vote at the meeting?

4       Completion of the proxy form does not preclude a member from subsequently attending and voting at the meeting in person if he or she so wishes.

Joint shareholders

5       In the case of jointly held Shares, if more than one joint holder purports to appoint a proxy, only the appointment submitted by the most senior holder will be accepted. For this purpose, seniority will be determined by the order in which the names of the joint holders appear in the register of members (the first-named being the most senior).

How to appoint a proxy

6       If you are an eligible member and a natural person, the appointment of your proxy must be in writing and signed by you or your authorised attorney.

7       If you are an eligible member and a corporation, the appointment of your proxy must be in writing and executed in any of the following ways: (i) under the corporation’s common seal; (ii) not under the corporation’s common seal but otherwise in accordance with its articles of association; or (iii) under the hand of the corporation’s authorised attorney.

8       Despite paragraphs 6 and 7, the Company will accept an electronic record of your proxy if:

(a)     the original is in writing and signed one of the ways referred to those paragraphs; and

(b)    the Company permits receipt of electronic records by giving an electronic address for that purpose.

Delivery of proxy form to Company

9       For an appointment of a proxy to be effective, the proxy form must be received by the Company by 5.30pm local time on May 12, 2025 or 5.30pm local time the day before the date of any adjourned meeting.

10     The proxy form may be delivered in either of the following ways:

(a)     In the case of hard-copy documents — they must leave at or send by post to the Company’s registered office or the other place, if any, specified by the Company for the purpose of the meeting.

(b)    In the case of documents comprised in an electronic record — they must be sent to an address specified by the Company for the purpose of receiving electronic records.

BIT DIGITAL, INC.

i

BIT DIGITAL, INC.
31 Hudson Yards, Floor 11
New York, NY 10001
(212) 463-5121

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Bit Digital, Inc. (the “Company,” “BTBT,” “we,” “us,” or “our”) for the 2025 Annual General Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s principal executive office, at 31 Hudson Yards, Floor 11, New York, NY 10001 on May 13, 2025 at 9:00 a.m. and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Company will bear the costs of this solicitation.

If the enclosed proxy is properly executed and returned prior to the Annual Meeting, the ordinary shares of par value US$0.01 of our Company (the “Ordinary Shares”) and preference shares of par value US$0.01 of our Company (the “Preference Shares”, and, together with the Ordinary Shares, the “Shares”) represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy card on which no instruction is specified and the Chairman is appointed as proxy will be voted in favor of the actions described in this Proxy Statement and for the election of the nominees set forth under the caption “Election of Directors.” Any shareholder appointing such a proxy has the power to revoke it at any time before it is voted. If you are a holder of record, written notice of such revocation should be forwarded to TranShare Corporation. If you hold your Shares in street name, you should contact your broker about revoking your proxy.

The Company will bear the cost of preparing, printing, assembling and mailing the proxy card, Proxy Statement and other material which may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or telegraph. We may reimburse brokers or other persons holding Shares in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

VOTING SECURITIES

Only holders of our Ordinary Shares and Preference Shares of record at the close of business on April 3, 2025 (the “Record Date”) are entitled to vote at the Annual Meeting. On the Record Date, the Company had 182,758,047 Ordinary Shares and 1,000,000 Preference Shares outstanding and entitled to vote at the Annual Meeting. For the purposes of voting at the Annual Meeting, shareholders will be entitled to one vote for each Ordinary Share and fifty (50) votes for each Preference Share they hold on the Record Date. No business may be transacted at any meeting of shareholders unless a quorum is present at the commencement of business. The presence of one or more shareholders holding in the aggregate not less than one-third of the total issued share capital of the Company present in person or by proxy and entitled to vote2 shall constitute a quorum.

An ordinary resolution requires the affirmative vote of a simple majority of the votes cast by such shareholders as, being entitled to do so, vote in person or by proxy, or, in the case of corporations, by their duly authorized representative, at the Annual Meeting (“Ordinary Resolution”), while a special resolution requires the affirmative vote of a majority of at least two-thirds of the votes cast by such shareholders as, being entitled to do so, vote in person or by proxy or, in the case of corporations, by their duly authorized representative at the Annual Meeting (“Special Resolution”).

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.

The Annual Meeting will be adjourned if a quorum is not present at the Annual Meeting. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present. A broker non-vote occurs when a broker or nominee holding Shares for a beneficial owner signs and returns a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. If a quorum is not present within half an hour of the time appointed for the Annual Meeting, the Annual Meeting shall stand adjourned to the same time and place seven days hence. If a quorum is present, the Annual Meeting may be adjourned by the chairman of the meeting by the consent of the meeting. The Annual Meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time (except such notice provided at the meeting at which the adjournment decision was made) if the meeting is adjourned for nine days or less. Should a meeting be adjourned for more than nine days, whether because of a lack of quorum or otherwise, shareholders shall be given at least seven days’ notice of the adjourned meeting. An adjournment will have no effect on the business to be conducted.

Our Memorandum and Articles of Association do not contain any provisions that allow cumulative voting for elections of directors.

The Company is soliciting your vote through the use of the mail and will bear the cost of this solicitation. The Company does not intend to employ third party solicitors, but our directors, officers, employees, and consultants may solicit proxies by mail, telephone, personal contact, or through online methods; to the extent they do so, the Company will reimburse their expenses for doing this. The Company will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of the Company’s Shares. Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.

The Board is not proposing any action for which the applicable rules and laws provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s Shares.

Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”) as filed with the Securities and Exchange Commission are being sent to all shareholders along with this proxy statement. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to the Company at its main office at 31 Hudson Yards, Floor 11, New York, NY 10001. The Company is subject to certain disclosure requirements of the Securities Exchange Act of 1934, as amended. The SEC maintains a website that contains various filings and reports regarding companies that file electronically with the SEC. The SEC’s website address is www.sec.gov.

____________

2

VOTING PROCEDURES

If you are a shareholder of record, you may vote in person at the Annual Meeting.

We will give you a ballot sheet when you arrive. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. If you have received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card. To vote by proxy using the enclosed proxy card (only if you have received a printed copy of these proxy materials by mail), complete, sign and date your proxy card and return it promptly in the envelope provided. If you intend to vote by proxy, your vote must be received by 5:30 p.m., local time on May 12, 2025 to be counted. Proxy cards may be returned by email, mail or fax.

If your Shares are registered in your name, you are a shareholder of record with respect to those Shares. On the other hand, if your Shares are registered in the name of your broker or bank, your Shares are held in street name and you are considered the “beneficial owner” of the Shares. As the beneficial owner of those Shares, you have the right to direct your broker or bank how to vote your Shares, and you will receive separate instructions from your broker or bank describing how to vote your Shares.

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.      You may send in another proxy with a later date.

2.      You may notify us in writing (or if the shareholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.      You may vote in person at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee of the Board has recommended that the Board nominate, and the Board has nominated Zhaohui Deng, Erke Huang, Ichi Shih, Jiashu (Bill) Xiong and Brock Pierce each to serve until the next Annual Meeting of Shareholders or until each successor is duly elected and qualified. It is intended that the proxy appointed by the accompanying proxy card will vote for the election, as directors, of the persons named below, unless the proxy card contains contrary instructions.

Name	Age	Position
Zhaohui Deng(1)(2)(3)	56	Chairman of the Board of Directors
Erke Huang	37	Chief Financial Officer and Director
Ichi Shih(1)(2)(3)	55	Independent Director
Jiashu (Bill) Xiong	34	Director
Brock Pierce(1)(2)(3)	44	Independent Director

____________

(1)      Member of the Compensation Committee with Zhaohui Deng as Chairman.

(2)      Member of the Nominating and Corporate Governance Committee with Zhaohui Deng as Chairman.

(3)      Member of the Audit Committee with Ichi Shih as Chairwoman and Audit Committee Financial Expert.

The following pages set forth the names of director nominees, their respective principal occupations, positions with the Company, and brief employment history of the past five years, including the names of other publicly held companies of which each serves or has served as a director during the past five years:

Zhaohui Deng

Mr. Deng has served as a director of the Company since September 2020 and was elected Chairman of the Board in January 2021. He was born in January 1969. From 1995 to 2010, he worked as the board secretary and Vice President of Hunan Jinguo Industrial Co., Ltd. From 2011 until now, he has been working as a private investor and serves as private counsel for several listed companies in the PRC. He holds a bachelor’s degree in Accounting from Hengyang Industrial College China.

Erke Huang

Mr. Huang has served as Chief Financial Officer and as a Director of the Company since October 2019, and as Interim Chief Executive Officer from February 2021 until March 2021. Prior thereto, Mr. Huang served as the Co-Founder and Advisor of Long Soar Technology Limited from August 2019 to October 2020 and as the Founder/CEO of Bitotem Investment Management Limited from May 2018. From June 2016 to May 2018, Mr. Huang served as the Investment Manager of Guojin Capital. From August 2015 to May 2016, Mr. Huang served as an Analyst for Zhengshi Capital. Mr. Huang served as a Program Officer of Southwest Jiaotong University from February 2015 to August 2015. From March 2013 to November 2014, Mr. Huang served as the Engineering Analyst Team Leader of Crowncastle International. Mr. Huang received his bachelor’s degree in Environmental Engineering from Southwest Jiaotong University in 2011, and received his master’s degree in Civil & Environmental Engineering from Carnegie Mellon University in 2012.

Ichi Shih

Ms. Ichi Shih has served as a director of the Company since September 2020. She has over 15 years of experience building and advising corporations through internal financial management, M&A transactions, and capital market transaction across several global regions. From 1995 to 1998, Ms. Ichi Shih worked as an Equity Lending Assistant of Societe Générale in New York. From 1998 to 2000, She worked as Financial Analyst of Goldman Sachs & Co. in New York. From 2003 to 2007, she worked as Senior Associate of Westminster Securities in New York. From 2007 to 2009, she worked as Vice President of Brean Murray in New York. From 2009 to 2011, she worked as CFO of China Valves Technologies in both Hongkong and U.S. From 2012 to 2014, she worked as Senior Vice President of Glory Sky Group in Hong Kong. In 2015, she worked as Listing Advisor of Nasdaq Dubai in Dubai and Shanghai. From 2016 to 2017, she worked as CFO of Cubetech Global Asset in Beijing. From 2017 to 2018, she worked as CFO of ProMed Clinical Research Organization Inc. in Beijing. From 2018 until now, she has worked as a Partner of Cathay

Securities Inc. in Beijing and New York. Ms. Ichi Shih received her Bachelor’s degree in Accounting and International Business from Stern School of Business at New York University in 1995 and Master’s degree in International Finance and Business from School of International and Public Affairs at Columbia University in 2002. Ms. Ichi Shih holds a CPA Certificate from American Institute of Certified Public Accountants.

Jiashu (Bill) Xiong

Jiashu (Bill) Xiong (“Xiong”) has served as a director of the Company since October 2023. Mr. Xiong is IT Director of Bit Digital Canada, Inc. Xiong has been actively developing open-source projects and startups since 2007. He had previously served as the IT Manager for the Agricultural Bank of China’s Canada from February 2017 to March 2023. He also served as an advisor to numerous software-as-a-service projects and startups. Xiong received a bachelor’s degree in Computer Science and Software Engineering from the University of Victoria.

Brock Pierce

Mr. Brock Pierce has served as a director of the Company since October 2021. He is an entrepreneur, artist, venture capitalist, and philanthropist with an extensive track record of founding, advising and investing in disruptive business. He is credited with pioneering the market for digital assets and has raised more than $5B for companies he has founded. Pierce is Chairman of Bitcoin Foundation and the co-founder of EOS Alliance, Block.One, Blockchain Capital, Tether, and Mastercoin. Pierce is a director of SRAX, Inc. (OTC: SRAX). He has been involved in bitcoin mining since its genesis days, acquiring a significant portion of the first batch of Avalons and ran KNC’s China operation, one of the world’s first large scale mining operations. He was also a seed investor in BitFury through Blockchain Capital. He also established the largest Bitcoin mining operation in Washington State in the industry’s early days. Pierce has lectured at some of the nation’s most prestigious institutions, the Milken Institute Global Conference, International World Congress, and has been featured by the New York Times, Wall Street Journal and Fortune. Pierce was on the first-ever Forbes List for the “Richest People in Cryptocurrency” and was an Independent Party candidate for President of the United States in 2020.

EXECUTIVE OFFICERS

All officers serve at the direction of our Board of Directors. The Board elects our officers.

Our executive officers are Sam Tabar, our Chief Executive Officer and Erke Huang, our Chief Financial Officer. See background of Erke Huang on page 4 of this Proxy Statement. The background of Sam Tabar, our Chief Executive Officer, who does not serve on our Board of Directors, is as follows:

Sam Tabar

Mr. Tabar served as Chief Strategy Officer from March, 2021 to March, 2023 when he was appointed Chief Executive Officer of the Company. Mr. Tabar was an independent contractor for Centerboard Securities LLC, as a FINRA registered representative, from January 2020 until his resignation on March 31, 2023. Prior thereto, Mr. Tabar served as the Co-Founder and Chief Strategy Officer of Fluidity from April 2017 to June 2020. Prior to this, he served as a Partner to FullCycle Fund from December 2015 to April 2017. Prior to this, he served as Director and Head of Capital Strategy (Asia Pacific Region) for Bank of America Merrill Lynch from February 2010 to April 2011. Prior to this, he was Co-Head of Marketing at Sparx Group from January 2004 to 2010. Prior to this, he was an associate at Skadden, Arps, Meagher, Flom LLP & Affiliates from September 2001 to January 2004. Mr. Tabar received his Bachelor of Arts from Oxford University in 2000 and received his Master of Law (LL.M.) from Columbia University School of Law in 2001. He was associate editor of the Columbia Law Business Law Journal in 2000, and is a current member of the New York State Bar Association.

THE BOARD AND BOARD COMMITTEES

During the 2024 fiscal year, the Board met via teleconference for a total of eight (8) times. All of the directors of the Board at the time attended at least 75% of the eight meetings of the Board of Directors. Each director nominated above is expected to participate, either in person or via teleconference, in meetings of our Board and meetings of committees of our Board in which each director is a member, and to spend the time necessary to properly discharge such director’s respective duties and responsibilities. There is no formal requirement under the Company’s Amended and Restated Memorandum and Articles of Association mandating that we hold an annual meetings of our shareholders. We do not have a written policy with regard to director attendance at annual meetings of shareholders; however, all directors are encouraged to attend the annual meeting.

Composition of Board; Risk Oversight

Our Board of Directors presently consists of five directors. Pursuant to our memorandum and articles of association, our officers will be elected by and serve at the discretion of the Board. Our directors may be appointed by Ordinary Resolution or by the directors and shall retire at the next annual general meeting after such appointment. At each annual general meeting of the Company, each director elected at such meeting shall be elected to hold office for a one-year term and until the election of their respective successors in office or removal pursuant to our Amended and Restated Memorandum and Articles of Association. A director will be removed from office automatically if, among other things, the director becomes bankrupt or makes any arrangement or composition with his creditors, or becomes physically or mentally incapable of acting as director. There are no family relationships between any of our executive officers and directors. Officers are elected by, and serve at the discretion of, the Board. Our Board holds meetings on at least a quarterly basis. There are no other arrangements or understandings pursuant to which our directors are selected or nominated.

There are no family relationships between any of our executive officers and directors. Officers are elected by, and serve at the discretion of, the board of directors. Our Board holds meetings on at least a quarterly basis. As a smaller reporting company under the Nasdaq rules we are required to maintain a board of directors comprised of at least a majority of independent directors, and an audit committee of at least two members, comprised solely of independent directors who also meet the requirements of Rule 10A-3 under the Securities Exchange Act of 1934. Further, there are no share ownership qualifications for directors unless so fixed by us in a general meeting.

Board Oversight of Risk

With respect to the oversight of the Company’s risk, the Company’s executive officers supervise the day-to-day risk management responsibilities and in turn report, when necessary, to the Audit Committee with respect to financial and operational risk and to the full Board with respect to risks associated with the Company’s overall strategy.

We face a number of risks, including those described under Part I, Item IA — Risk Factors in our Annual Report on Form 10-K. Our board of directors believes that risk management is an important part of establishing, updating and executing on our business strategy. Our board of directors has oversight responsibility relating to risks that could affect our corporate strategy, business objectives, compliance, operations, and the financial condition and performance. Our board of directors focuses its oversight on the most significant risks facing us and, on our processes, to identify, prioritize, assess, manage and mitigate those risks. Our board of directors receives regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While our board of directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on us.

Director Independence

Our Board has reviewed the independence of our directors, applying the Nasdaq independence standards. Based on this review, the Board determined that each Zhaohui Deng, Ichi Shih and Brock Pierce are “independent” within the meaning of the Nasdaq rules. In making this determination, our Board considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board deemed relevant in determining their independence.

A director is not required to hold Shares as a qualification to office.

Duties of Directors

As a matter of Cayman Islands law, a director owes three types of duties to the company: (i) statutory duties, (ii) fiduciary duties, and (iii) common law duties. The Companies Act (Revised) of the Cayman Islands (the “Companies Act”) imposes a number of statutory duties on a director. A Cayman Islands director’s fiduciary duties are not codified, however the courts of the Cayman Islands have held that a director owes the following fiduciary duties (a) a duty to act in what the director bona fide considers to be in the best interests of the company, (b) a duty to exercise their powers for the purposes they were conferred, (c) a duty to avoid fettering his or her discretion in the future and (d) a duty to avoid conflicts of interest and of duty. The common law duties owed by a director are those to act with skill, care and diligence that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and, also, to act with the skill, care and diligence in keeping with a standard of care commensurate with any particular skill they have which enables them to meet a higher standard than a director without those skills. In fulfilling their duty of care to us, our directors must ensure compliance with our amended articles of association, as amended and restated from time to time. We have the right to seek damages where certain duties owed by any of our directors are breached.

Terms of Directors and Officers

Our officers are elected by and serve at the discretion of the Board. Our directors may be appointed by the board and appointed and removed by ordinary resolutions passed by shareholders. Our directors are not subject to a set term of office and hold office until they resign or their term of appointment expires. A director will be removed from office automatically if, among other things, the director becomes bankrupt or makes any arrangement or composition with his creditors generally or is found to be or becomes of unsound mind.

The Audit Committee is responsible for overseeing the accounting and financial reporting processes of our company and audits of the financial statements of our company, including the appointment, compensation and oversight of the work of our independent auditors. The Compensation Committee reviews and makes recommendations to the board regarding our compensation policies for our officers and all forms of compensation, and also administers our incentive compensation plans and equity-based plans (but our board retains the authority to interpret those plans). The Nominating Committee is responsible for the assessment of the performance of the board, considering and making recommendations to the board with respect to the nominations or elections of directors and other governance issues. The Nominating Committee considers diversity of opinion and experience when nominating directors.

Audit Committee

The Audit Committee is responsible for, among other matters:

•        appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

•        discussing with our independent registered public accounting firm the independence of its members from its management;

•        reviewing with our independent registered public accounting firm the scope and results of their audit;

•        approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•        overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•        reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

•        coordinating the oversight by our board of directors of our code of business conduct and our disclosure controls and procedures

•        establishing procedures for the confidential and/or anonymous submission of concerns regarding accounting, internal controls or auditing matters; and

•        reviewing and approving related-party transactions.

Our Audit Committee is comprised of Ms. Ichi Shih, serving as Chair of the Audit Committee and includes, as members, Brock Pierce, and Zhaohui Deng. Our board has affirmatively determined that each of the members of the Audit Committee meets the definition of “independent director” for purposes of serving on an Audit Committee under Rule 10A-3 of the Exchange Act and Nasdaq rules. In addition, our board has determined that Ms. Ichi Shih qualifies as an “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulation S-K and meets the financial sophistication requirements of the Nasdaq rules. The Audit Committee held six (6) meetings during the year ended December 31, 2024. During 2024, three of the Audit Committee’s members attended all six of the meetings of the committee and the fourth member attended five of the six meetings.

Report of the Audit Committee

The information contained in this Audit Committee report is not “soliciting material” and has not been “filed” with the SEC. This report will not be incorporated by reference into any of our future filings under the Securities Act of 1933 or the Exchange Act, except to the extent that we may specifically incorporate it by reference into a future filing.

The Company’s management is responsible for preparing the Company’s financial statements, implementing and maintaining systems of internal control, and the independent auditors are responsible for auditing those financial statements and expressing its opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles in the United States of America. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors. In fulfilling its responsibilities, the Board appointed Audit Alliance, LLP, an independent registered public accounting firm, as the Company’s independent auditors for the 2024 fiscal year. During the 2024 fiscal year, the Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit.

In connection with the Company’s 2024 Form 10-K, the Audit Committee reviewed and discussed with the independent auditors and with management the Company’s audited consolidated financial statements and the adequacy of its internal control over financial reporting. The Audit Committee met with the independent auditors, without management present, to discuss the results of the independent auditors’ audit and the overall quality of the Company’s financial reporting. The meeting was also designed to facilitate any desired private communication between the Audit Committee and the independent auditors.

The Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s 2024 Form 10-K, as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee.
/s/ Ichi Shih
March 14, 2025

Compensation Committee

The Compensation Committee is responsible for, among other matters:

•        reviewing and approving, or recommending to the board of directors to approve the compensation of our CEO and other executive officers and directors;

•        reviewing key employee compensation goals, policies, plans and programs;

•        administering incentive and equity-based compensation;

•        reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

•        appointing and overseeing any compensation consultants or advisors.

Our Compensation Committee is comprised of Zhaohui Deng, Ichi Shih and Brock Pierce, with Mr. Deng serving as chair of the Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating Committee is responsible for, among other matters:

•        selecting or recommending for selection candidates for directorships;

•        evaluating the independence of directors and director nominees;

•        reviewing and making recommendations regarding the structure and composition of our board and the board committees;

•        developing and recommending to the board corporate governance principles and practices;

•        reviewing and monitoring the Company’s Code of Business Conduct and Ethics; and

•        overseeing the evaluation of the Company’s management.

Our Nominating Committee is comprised of Zhaohui Deng, Ichi Shih and Brock Pierce, with Zhaohui Deng serving as chair of the Nominating Committee.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. Shareholders who wish to recommend to the Nominating and Corporate Governance Committee a candidate for election to the Board should send their letters to Erke Huang, erkeh@bit-digital.com. The corporate secretary will promptly forward all such letters to the members of the Nominating Committee.

Each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee has a charter, which are available on our website at: https://www.bit-digital.com/.

Shareholder Communications with Directors

We have no formal written policy regarding communication with the members of the Board. Persons wishing to write to the Board or to a specified director or committee of the Board should send correspondence to the Secretary: Erke Huang; erkeh@bit-digital.com; 31 Hudson Yards, 11th Floor, New York, NY 10001. The Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board, with a copy will be sent to the Chairman of the Audit Committee.

Interested Transactions

No person shall be disqualified from the office of director or alternate director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any director or alternate director shall be in any way interested be or be liable to be avoided, nor shall any director or alternate director so contracting or being so interested be liable to account to the Company for any profit realized by any such contract or transaction by reason of such director or alternate director holding office or of the fiduciary relation thereby established. A director (or their alternate director in their absence) shall be at liberty to vote in respect of any contract or transaction in which they are so interested as aforesaid, provided however, that the nature of the interest of any director or alternate director in any such contract or transaction shall be disclosed by him or the alternate director appointed by him at or prior to its consideration and any vote thereon and a general notice that a director or alternate director is a shareholder of any specified firm or company and/or is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Shares and other equity securities of the Company. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. The Company was a foreign private issuer in 2024 and became a domestic issuer beginning January 1, 2025, therefore it did not have an obligation to comply with Section 16(a) during the year ended December 31, 2024. The Company is complying with Section 16(a) for the year ending December 31, 2025.

Anti-Hedging and Anti-Pledging Policies

No director, officer or employee of Bit Digital or its subsidiaries or, to the extent practicable, any other person (or their associates) in a special relationship (within the meaning of applicable securities laws) with Bit Digital, may, at any time, purchase financial instruments, including prepaid variable forward contracts, instruments for the short sale or purchase or sale of call or put options, equity swaps, collars, or units of exchangeable funds that are based on fluctuations of Bit Digital’s debt or equity instruments and that are designed to or that may be reasonably be expected to have the effect of hedging or offsetting a decrease in the market value of any securities of Bit Digital.

Any violation of this Policy will be regarded as a serious offence. Anyone violating this Policy will be subject to disciplinary action which may include, but is not limited to, termination of employment and/or restrictions on future participation in Bit Digital’s incentive equity plans. This policy may be amended by the Board from time to time. Changes to this policy will be communicated to all persons to whom this Policy applies.

Code of Ethics

We have adopted a Code of Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Copies of our Code of Ethics can be obtained, without charge, upon written request addressed to:

Bit Digital Inc.

31 Hudson Yards, 11th Floor

New York, NY 10001

Attention: Secretary

Additionally, a current copy of the code and all disclosures that are required by law or Nasdaq Marketplace Rules concerning any amendments to, or waivers from, any provision of the code is posted on our website located at www.bit-digital.com.

Insider Trading Policies and Procedures

We have adopted insider trading policies and procedures governing the purchase, sale and/or other disposition of our securities by directors, officers, employees and consultants (who have access to material non-public information) or us, that are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and listing standards applicable to us. Under this policy, all of our officers, employees, non-employee directors and consultants who are in possession of material non-public information are prohibited from trading in the Company’s securities, except for trades made pursuant to plans approved by our compliance officer and counsel in accordance with insider trading policy that are intended to comply with rule 10b5-1 under the Exchange Act.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for awarded to or earned by (i) each individual serving as our principal executive officer and principal financial officer during the fiscal years ended December 31, 2024, 2023 and 2022, and (ii) the three (3) most highly compensated individuals; and who received in excess of $100,000 in the form of salary and bonus during such fiscal year (collectively, the “named executive officers”).

Name and Principal Position	Year	Salary	Cash Bonus	Share Awards		Share Based Comp(5)	Non- Equity Incentive Plan Comp	Paid Deferred Comp Earnings	All Other Comp	Total
Erke Huang,	2024	$597,963	1,100,000	1,045,000	(3)	3,523,650				$5,221,613
CFO and Director(1)	2023	$499,459	200,000	750,000	(3)	2,837,000	—	—	—	$3,536,459
	2022	$64,000	—	—		—	—	—	—	$64,000
Sam Tabar,	2024	$500,000	1,100,000	945,000		3,222,650				$4,822,650
CEO and previously CSO(2)	2023	$500,000	—	300,000	(4)	1,239,500	—	—	—	$1,739,500
	2022	$500,000	—	—		—	—	—	—	$500,000
Bryan Bullett,	2024	$—	—	—		—	—	—	—	$—
previously CEO(6)	2023	$1,125,000	—	—		—	—	—	—	$1,125,000
	2022	$500,000	—	—		—	—	—	—	$500,000
Thomas Sanfilippo(7)	2024	$102,083	100,000	429,492	(8)	1,447,388	—	—	—	$1,649,471
	2023	$—	—	—		—	—	—	—	$—
	2022	$—	—	—		—	—	—	—	$—

____________

(1)      Mr. Huang has served as CFO since October 18, 2019 and as Interim CEO from February 2, 2021 until March 31, 2021. On March 31, 2023, with a change in senior management, Mr. Huang’s salary increased to $600,000 per annum, pursuant to an amendment to his employment agreement with the Company, as summarized below under “Employment Agreements.”

(2)      Mr. Tabar served as CSO from March 31, 2021 to March 31, 2023. On March 31, 2023, Mr. Tabar began to serve as Chief Executive Officer of the Company.

(3)      In 2024, Mr. Huang was awarded 1,045,000 restricted share units (RSUs) pursuant to his compensation arrangement. In 2023, Mr. Huang was awarded 750,000 restricted share units (RSUs) pursuant to his compensation arrangement. 300,000 RSUs awarded to Mr. Huang were granted under the Company’s 2021 Second Omnibus Equity Incentive Plan and 450,000 RSUs awarded to Mr. Huang were granted under the Company’s 2023 Omnibus Equity Incentive Plan.

(4)      In 2024, Mr. Tabar was awarded 945,000 RSUs pursuant to his compensation agreement. In 2023, Mr. Tabar was awarded 300,000 RSUs pursuant to his compensation arrangement with Bit Digital under the Company’s 2021 Second Omnibus Equity Incentive Plan.

(5)      The “Share Based Comp” column represents the aggregate grant date fair value for RSUs granted under the Company’s 2021 Omnibus Equity Incentive Plan and 2023 Omnibus Equity Incentive Plan during fiscal year 2024 and 2023, computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718 (“ASC 718”). See Note 2 to our consolidated financial statements for details on the assumptions used to determine the grant date fair value of the restricted share units. As of December 31, 2024, fair value of the vested and issued RSUs, based on the closing price on the vesting date, for Messrs. Huang, and Tabar was $3,523,650 and $3,222,650, respectively. As of December 31, 2023, fair market value of the vested and issued RSUs, based on the closing price on the vesting date, for Messers Huang and Tabar, was $2,387,000 and $1,239,500, respectively.

(6)      Mr. Bullett served as Chief Executive Office from March 31, 2021 to March 31, 2023. Compensation for 2024 was made pursuant to Mr. Bullett’s Advisory Agreement as a consultant.

(7)      Mr. Sanfilippo began to serve as Chief Technology Officer of WhiteFiber AI in September 2024.

(8)      In 2024, Mr. Sanfilippo was awarded 429.492 RSUs pursuant to his compensation agreement. The RSUs awarded to Mr. Sanfilippo were granted under the Company’s 2023 Omnibus Equity Incentive Plan.

We have not set aside or accrued any amount to provide pension, retirement or other similar benefits to our executive officers and directors.

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of December 31, 2024.

Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	No. of Ordinary Shares or Units of Ordinary Shares that Have Not Vested	Market Value of Ordinary Shares or Units of Ordinary Shares that have not Vested ($)	Equity Incentive Plan Awards: No. of Unearned Ordinary Shares, Units or Other Rights That Have Not Vested
	Exercisable	Un-exercisable
none

Pay Versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. The Board did not consider the pay versus performance disclosure below in making its pay decisions for the year shown. For the most recently completed fiscal year, as a smaller reporting company, the Company was exempt from providing peer group total shareholder return (TSR) and did not use any “financial performance measures” as defined Item 402(v) of Regulation S-K to link compensation paid to the NEOs. Accordingly, we have omitted the tabular list of financial performance measures and the table below does not include a column for a “Company-Selected Measure” or “Peer Group TSR” as defined in Item 402(v) of Regulation S-K.

As described in more detail above under “Summary Compensation Table,” the Company’s executive compensation program reflects a performance-driven compensation philosophy and the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Year(1)	Summary Compensation Table Total for PEO Tabar(2)	Summary Compensation Table Total for Former PEO Bullet(2)	Compensation Actually Paid to PEO Tabar(3)	Compensation Actually Paid to PEO Bullet(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”)(6)	Net Income (Loss) (in actuals, USD)(7)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(h)
2024	$4,822,650	Not applicable	$4,822,650	Not applicable	$3,435,542	$3,341,054	$(51.81)	$28,305,810
2023	$1,614,500	$1,125,000	$1,614,500	$1,125,242	$1,830,730	$1,830,850	$(30.43)	$(13,893,281)
2022	Not applicable	$500,000	Not applicable	$249,875	$282,000	$156,938	$(90.13)	$(105,296,603)

____________

(1)      We are a smaller reporting company pursuant to Rule 405 of the Securities Act, and as such, we are only required to include information for the past three fiscal years in this table.

(2)      The dollar amounts reported in column (b) are the amounts of total compensation reported for Sam Tabar (our CEO from March 31, 2023) and Bryan Bullett (our former CEO until March 31, 2023). The “Total” column of the Summary Compensation Table (“SCT”) refers to “Executive Compensation — Summary Compensation Table for Fiscal 2024, 2023, and 2022 herein.

(3)      The dollar amounts reported for Compensation Actually Paid (“CAP”) in column (c) reflects the total compensation reported in column (b) for the applicable year adjusted to include or exclude the amounts shown in the tables below for the Company’s PEOs, as computed in accordance with Item 402(v) of Regulation S-K:
Reconciliation of SCT to CAP – PEO Tabar
Fiscal Year	Summary Compensation Table Total for PEO Tabar	Equity Award Adjustments
		Deduct:	Add:	Total Equity Award Adjustments	Compensation Actually Paid to PEO
		Value of Equity Awards Reported in Summary Compensation Table	Vesting Date Fair Value of Awards Granted and Vested During the Year
	($)	($)(a)	($)(b)	($)(b)	($)
2024	4,822,650	(3,222,650)	3,222,650	3,222,650	4,822,650
2023	1,614,500	(1,239,500)	1,239,500	1,239,500	1,614,500

____________

(a)      The amount in this column corresponds with the full grant date fair value, calculated in accordance with ASC 718, of “Stock Awards” for our PEO Tabar as reported in our Summary Compensation Table above.

(b)      The equity award adjustments were calculated in accordance with the SEC methodology for determining CAP for each year shown. The amounts in these columns were determined by reference to the closing price of our Ordinary Shares on the applicable vesting date.
Reconciliation of SCT to CAP – Former PEO Bullett
Fiscal Year	Summary Compensation Table Total for PEO Bullett	Equity Award Adjustments		Total Equity Award Adjustments	Compensation Actually Paid to PEO
		Deduct:	Add/(Deduct):
		Year Over Year Change in Fair Value of Outstanding and Unvested Awards	Change in Fair Value of Awards Granted in Prior Years which Vested During the Year
	($)	($)(a)	($)(a)	($)(a)	($)
2023	1,125,000	—	242	242	1,125,242
2022	500,000	(27,559)	(222,565)	(250,125)	249,875

____________

(a)      The equity award adjustments were calculated in accordance with the SEC methodology for determining CAP for each year shown. The amounts in these columns were determined by reference to the closing price of our Ordinary Shares on the applicable year end date and/or vesting date.

(4)      The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. Refer to “Executive Compensation — Summary Compensation Table for Fiscal 2024, 2023 and 2022” herein. The NEO (excluding our PEO) included for purposes of calculating the average amounts in each applicable year is Erke Huang for Fiscal 2024, 2023, and 2022, Sam Tabar for Fiscal 2022 and Fiscal 2023 until March 30, 2023 and Thomas Sanfilippo for Fiscal 2024.

(5)      The dollar amounts reported in column (e) reflect the average compensation reported in column (d) for the applicable year adjusted to include or exclude the amounts shown in the tables below for the Company’s NEOs, as computed in accordance with Item 402(v) of Regulation S-K:
Reconciliation of Average Summary Compensation Table Total Compensation for Non-CEO NEOs to CAP
Fiscal Year	Average Summary Compensation Table Total for Non-CEO NEOs	Equity Award Adjustments					Total Equity Award Adjustments	Average Compensation Actually Paid to Non-CEO NEOs
		Deduct:	Add:	Deduct:	Add:	Add/(Deduct):
		Value of Equity Awards Reported in Summary Compensation Table	Year End Fair Value of Awards Granted During the Year which were Unvested at Year End	Year Over Year Change in Fair Value of Outstanding and Unvested Awards	Vesting Date Fair Value of Awards Granted and Vested During the Year	Change in Fair Value of Awards Granted in Prior Years which Vested During the Year
	($)	($)(a)	($)(b)	($)(b)	($)(b)	($)(b)	($)	($)
2024	3,435,542	(2,485,519)	629,206	—	1,761,825	—	2,391,031	3,341,054
2023	1,830,730	(2,038,250)	—	—	2,038,250	121	2,038,371	1,830,850
2022	282,000	—	—	(13,780)	—	(111,283)	(125,062)	156,938

____________

(a)      The amount in this column corresponds with the full grant date fair value, calculated in accordance with ASC 718, of “Stock Awards” for our non-PEO NEOs as reported in our Summary Compensation Table above.

(b)      The equity award adjustments were calculated in accordance with the SEC methodology for determining CAP for each year shown. The amounts in these columns were determined by reference to the closing price of our Ordinary Shares on the applicable year end date and/or vesting date.

(6)      The Company did not pay any dividends on Ordinary Shares during the measurement period. Accordingly, cumulative TSR is calculated by dividing the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(7)      The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year. The Company does not use net (loss) income as a performance measure in its executive compensation program.

Compensation Actually Paid and Performance Measures

The charts below show, for the past three years, the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs as a group to (i) the Company’s cumulative TSR; and (ii) the Company’s net loss.

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid
Total Shareholder Return (TSR)
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$-
$(10.00)
$(20.00)
$(30.00)
$(40.00)
$(50.00)
$(60.00)
$(70.00)
$(80.00)
$(90.00)
$(100.00)
$(90.13)
249,875
156,938
$(30.43)
1,614,500
1,125,242
1,830,850
4,822,650
$(51.81)
3,341,054
2022
2023
2024
Compensation Actually Paid to PEO Tabar ($)
Compensation Actually Paid to PEO Bullet ($)
Compensation Actually Paid to Non-PEO NEO ($)
TSR Investment Value ($100)

Compensation Actually paid vs. Net Income (Loss)
Compensation Actually Paid
Net Income (Loss)
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$40,000,000
$20,000,000
$-
$(20,000,000)
$(40,000,000)
$(60,000,000)
$(80,000,000)
$(100,000,000)
$(120,000,000)
(105,296,603)
249,875
156,938
1,614,500
1,125,242
1,830,850
(13,893,281)
4,822,650
3,341,054
28,305,810
2022
2023
2024
Compensation Actually Paid to PEO Tabar ($)
Compensation Actually Paid to PEO Bullet ($)
Compensation Actually Paid to Non-PEO NEO ($)
Net Income (Loss)

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Employment Agreements

Erke Huang

On October 28, 2022, the Company and Erke Huang entered into an employment agreement pursuant to which the Company paid Mr. Huang $60,000 per annum as Chief Financial Officer of the Company. In connection with a change in senior management of the Company, Mr. Huang’s base salary was increased to $600,000, with such compensation commencing on March 10, 2023. The agreement is for a term of two (2) years and will renew automatically for one-year terms when not terminated by either party. Mr. Huang is eligible for bonuses as determined by the Board and eligible to participate in equity incentive plans of the Company. The Company shall also reimburse Mr. Huang for reasonable and approved expenses incurred by him in connection with the performance of his duties under his employment agreement. Mr. Huang is subject to a one-year non-competition and non-solicitation covenant from the date of termination of employment for any reason. The Company and Mr. Huang also entered into a director agreement on October 28, 2022, pursuant to which the Company agreed to pay Mr. Huang one thousand (US$1,000) dollars per quarter for serving on the Board. The Company shall also reimburse Mr. Huang for reasonable and approved expenses incurred by him in connection with the performance of his duties under his director agreement. Under the director agreement, Mr. Huang is subject to a one-year non-competition covenant and a three-year non-solicitation covenant. Mr. Huang has no family relationship with any of the executive officers of the Company.

Sam Tabar

Mr. Tabar has been employed under a two-year Employment Agreement, effective March 31, 2021, on substantially the same terms as the Employment Agreement described above for Mr. Bullett. He too was compensated at a base salary of $125,000 per annum during 2021. Pursuant to an amendment dated January 1, 2022, Mr. Tabar’s base salary was increased to $500,000 commencing January 1, 2022 through the end of the two-year term. He was awarded 120,765 RSUs under his Employment Agreement pursuant to the terms and conditions of the 2021 Omnibus Equity Incentive Plan.

Pursuant to a second amendment to the Employment Agreement dated March 31, 2023, the Company extended the term of the Employment Agreement for an additional two years with Mr. Tabar assuming the role of Chief Executive Officer. Mr. Tabar’s salary remains $500,000 and his equity award compensation remains as pursuant to his original employment agreement and the 2021 Omnibus Equity Incentive Plan. The second amendment also provided that the Employment Agreement will not be terminated by the Company at any time prior to the end of the Initial two-year Term except for Cause (as defined). In the event that Mr. Tabar’s employment is terminated by the Company without Cause commencing two (2) years from the date of the Amendment, or at any time by Mr. Tabar for Good Reason, or as a result of expiration of the Employment Period by reason of the Company’s issuance of a Non-Renewal Notice, the Company shall pay and/or provide Mr. Tabar with a single lump sum cash amount on the next regularly scheduled payroll date following Executive’s date of termination, in an amount equal to the number of years employed by the Company (or fraction thereof) plus two (2) multiplied by one (1) month of Base Salary with a minimum of six (6) months Base Salary at all times during the Employment Period.

Mr. Tabar has agreed to hold, both during and after the termination or expiry of his employment agreement, in strict confidence and not to use, except as required in the performance of his duties in connection with the employment or pursuant to applicable law, any of our confidential information or trade secrets, any confidential information or trade secrets of our clients or prospective clients, or the confidential or proprietary information of any third party received by us and for which we have confidential obligations. Mr. Tabar has also agreed to assign all right, title and interest (including but not limited to patents and trademarks) in all inventions and designs which he conceives, develops or reduces to practice during his employment with the Company and two (2) years thereafter.

In addition, Mr. Tabar has agreed to be bound by non-competition and non-solicitation restrictions during the term of his employment. Specifically, Mr. Tabar has agreed not to (i) approach our suppliers, clients, customers or contacts or other persons or entities introduced to him in his capacity as a representative of the Company for the purpose of doing business with such persons or entities that will harm the Company’s business relationships with these persons or entities; or (ii) seek directly or indirectly, to solicit the services of any of the Company’s employees who is employed by the Company on or after the date of his termination, or in the year preceding such termination, without our express consent.

Bryan Bullett

Mr. Bullett was employed under a two-year Employment Agreement effective March 31, 2021 until March 31, 2023. He was compensated at the rate of $125,000 per annum during 2021. Pursuant to an amendment dated January 1, 2022, Mr. Bullett’s base salary was increased to $500,000 commencing January 1, 2022 through the end of the two-year term. He has been eligible for a discretionary yearly cash bonus based on targets and performance criteria to be established by the Board. Mr. Bullett was awarded 120,765 restricted share units (“RSUs”) under his Employment Agreement. The RSUs were awarded under the 2021 Omnibus Equity Incentive Plan approved by the Company’s shareholders at its April 2021 Annual General Meeting.

Pursuant to a Confidential Negotiated Separation Agreement and General Release dated March 13, 2023, Mr. Bullett resigned his employment with the Company as Chief Executive Officer effective March 31, 2023. The Company paid Mr. Bullett a lump sum of $1,000,000 of severance pay under his Employment Agreement. All of the outstanding RSUs had already vested. Under the agreement the Company released Mr. Bullett from any and all express or implied lock-ups or restrictions on trading Company securities and to the extent Mr. Bullett is considered an insider at any time following the effective date of the Agreement and General Release, the Company will provide him with an open trading window at least once per quarter.

Additionally, on March 13, 2023, with effectiveness on March 31, 2023, the Company entered into an Advisory Agreement with a pass through entity wholly owned and controlled by Mr. Bullett. Through the entity, Mr. Bullett serves the role of Senior Advisor to the Company and provides certain advisory services to the Company, such as global expansion, business development, product, technology, ecosystem development, strategic partnerships advice and strategic introductions.

Director Compensation

The remuneration of our directors shall from time to time be determined by the Company in a general meeting. Each director is entitled to be repaid or prepaid for all traveling, hotel and other expenses incurred by them in going to, attending and returning from meetings of our board of directors or committees of our board of directors or general meetings or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the directors from time to time, or a combination partly of one such method and partly the other. The compensation committee will assist the directors in reviewing and approving the compensation structure for the directors. Our board of directors may exercise all the powers of the company as are not, by the Companies Act or our articles of association, required to be exercised by the Company in general meeting, subject nevertheless, to any clause of our articles of association and the provisions of the Companies Act.

In the future we may grant restricted share units or options to our directors to purchase Ordinary Shares as determined by our Board of Directors or a compensation committee. The Board of Directors may also review and determine the form and amount of directors’ compensation, including cash, equity based awards and other director compensation to maintain a transparent and readily understandable director compensation which ensures that the directors continue to receive fair and appropriate compensation for the time commitment required to discharge their duties for a company of our size.

The Company and its independent directors, Ms. Ichi Shih and Zhaohui Deng, entered into director agreements pursuant to which the Company agreed to pay each director one thousand ($1,000) dollars per quarter for serving on the Board for a one-year period, subject to a one-year renewal. In 2021, the Board also authorized one-time 10,000 RSUs award with immediate vesting to Ms. Ichi for her services pursuant to the Company’s 2021 Omnibus Equity Incentive Plan. In October 2022, 30,000 RSUs were awarded under the Second 2021 Omnibus Equity Incentive Plan with immediate vesting for her services as Chairman of the Audit Committee during 2022. In December 2023, 30,000 RSUs were awarded under the Second 2021 Omnibus Equity Incentive Plan with immediate vesting for her services as Chairman of the Audit Committee during 2023. Pursuant to Ms. Ichi’s Director Agreement dated December 8, 2023, a payment of $20,000 was made in November 2024, along with a grant of 30,000 RSUs under the 2023 Omnibus Equity Incentive Plan, which vested immediately, for her services as Chairwoman of the Audit Committee during 2024. The Company shall also reimburse each director for reasonable and approved expenses incurred by him or her in connection with the performance of their duties under the director agreements.

As an independent director, Mr. Pierce, through an entity for which he serves on the Company’s Board, was awarded 20,000 RSUs with immediate vesting pursuant to the Company’s 2021 Omnibus Equity Incentive Plan. He will be provided with additional compensation for any renewal of at least the initial 20,000 RSUs award. He is eligible for additional compensation, from time to time, at the discretion of the Board. His term was one year and was initially renewed for a one-year renewal year re-election by a majority of the shareholders of the Company at the July 29, 2022 Annual General Meeting and has subsequently been renewed at the October 2, 2024 Annual General Meeting. In March 2024, 40,000 RSUs were awarded under the 2023 Omnibus Equity Incentive Plan with immediate vesting. In January 2025, 20,000 RSUs were awarded under the 2023 Omnibus Equity Incentive Plan with immediate vesting

As recommended by the Company’s Nominating and Corporate Governance Committee, the Company entered into a Director Agreement with Jiashu (Bill) Xiong (“Xiong”), pursuant to which Xiong was elected as a member of the Company’s Board of Directors, effective October 13, 2023. Mr. Xiong is receiving cash compensation for his services on the Board equal to $4,000 a year paid on a quarterly basis. Xiong is also receiving an annual salary of $68,000 from Bit Digital Canada, Inc., as the Company’s IT Director. While Xiong is a member of the Board and for a twelve-month period following termination of the Director Agreement, he cannot have any connections with any business or venture that competes, directly or indirectly, with the Company. For a period of three (3) years from termination of the Director Agreement, Xiong is prohibited from interfering with the Company’s relationship with or seek to have any employee or customer of the Company leave the Company.

Name	Fees Earned or Paid in Cash	Equity Awards*	Total ($)
Zhaohui Deng	$4,000	$—	$4,000
Ichi Shih	$20,000	$162,600	$182,600
Brock Pierce	$4,000	$110,400	$114,400
Jiiashu (Bill) Xiong	$4,000	$—	$4,000
Erke Huang	$4,000	$—	$4,000
Total:	$36,000	$273,000	$309,000

____________

*        It represents the aggregate grant date fair value for RSUs granted during fiscal year 2024, computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718 (“ASC 718”). See Note 2 to our consolidated financial statements for details on the assumptions used to determine the grant date fair value of the restricted share units (“RSUs”). The fair value of the vested and issued RSUs is based on the closing price on the vesting date.

There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which each independent director had, or will have, a direct or indirect material interest.

Bit Digital’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Bit Digital does not have any formal policy that requires the Company to grant, or avoid granting, equity-based compensation to its executive officers at certain times. Consistent with its annual compensation cycle, the Compensation Committee has granted annual equity awards to its directors, and might grant annual equity awards to its executive officers in the future. The timing of any equity grants to directors or executive officers in connection with new hires or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment effective date). As a result, in all cases, the timing of grants of equity awards, including stock options or RSUs, occurs independent of the release of any material nonpublic information, and Bit Digital does not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

Insider Trading Arrangements and Policies

There are no Rule 10b5-1 trading arrangements held by any officer or director of the Company. The Company has adopted its Insider Trading Policy which has been filed herein as Exhibit 11.B8 on Form 20-F for the year ended December 31, 2022 filed with the SEC on April 28, 2023.

Omnibus Equity Incentive Plans

Share-based compensation such as restricted share units (“RSUs”), incentive and non-statutory share options, restricted Ordinary Shares, share appreciation rights and share payments may be granted to any directors, employees and consultants of the Company or affiliated companies under 2021 Omnibus Equity Incentive Plan (“2021 Plan”), 2021 Second Omnibus Equity Incentive Plan (“2021 Second Plan”) and 2023 Omnibus Equity Incentive Plan (“2023 Plan”). An aggregate of 2,415,293 RSUs were granted under the 2021 Plan and no Ordinary Shares remain reserved for issuance under the 2021 Plan. There are 5,000,000 Ordinary Shares reserved for issuance under the Company’s 2021 Second Plan, under which 4,211,372 RSUs and 395,000 share options have been granted as of December 31, 2024. There are 5,000,000 Ordinary Shares reserved for issuance under the Company’s 2023 Plan, under which 4,732,718 RSUs have been granted as of December 31, 2024.

Clawback Policy

On November 23, 2023, the Board of Directors adopted a clawback policy which provides for the recovery of certain executive compensation in the event of an accounting restatement resulting from material non-compliance with financial reporting requirements under the federal securities laws. Since the adoption of this policy, there have been no accounting restatements, nor is there any compensation to be recovered. A copy of the Clawback Policy has been filed as Exhibit 4.1 to Form 6-K filed with the SEC on November 30, 2023.

Family Relationships

There is no family relationship among any of our directors or executive officers.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding beneficial ownership of our Ordinary Shares by each person who is known by us to beneficially own more than 5% of our Ordinary Shares. The table also identifies the share ownership of each of our directors, each of our named executive officers, and all directors and officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the Ordinary Shares indicated. Our principal shareholders do not have different voting rights than any other holder of our Ordinary Shares.

We have determined beneficial ownership in accordance with the rules of the SEC. Under such rules, beneficial ownership includes any Ordinary Shares over which the individual has sole or shared voting power or investment power as well as any Ordinary Shares that the individual has the right to subscribe for within 60 days of April 3, 2025 through the exercise of any warrants or other rights or upon the conversion of Preference Shares. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power or the power to receive the economic benefit with respect to all Ordinary Shares that they beneficially own, subject to applicable community property laws. None of the shareholders listed in the table are a broker-dealer or an affiliate of a broker-dealer. Percentage ownership of our Ordinary Shares in the following table is based on 182,758,047 Ordinary Shares outstanding on April 3, 2025.

Name of Beneficial Owners(1)	Ordinary Shares Beneficially Owned(2)
	Number		Voting Securities %
Directors and Officers:
Erke Huang	2,095,000	(3)	7.2	%(3)
Zhaohui Deng	700,000	(3)	15.0	%(3)
Bill Xiong	—		—
Ichi Shih	30,000		*
Brock Pierce	80,000		*
Sam Tabar	1,358,089		*
All directors and officers as a group (six individuals)	4,263,089		22.9%

5% shareholders: no others
BlackRock, Inc.(4)	9,723,977		5.3%
50 Hudson Yards New York, New York 10001

____________

*        Less than 1% of issued and outstanding Ordinary Shares.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Bit Digital, Inc., 31 Hudson Yards, Floor 11, New York, New York 10001.

(2)      Applicable percentage of voting securities prior to the date of this report is based on 182,758,047 Ordinary Shares outstanding and 1,000,000 Preference Shares, each with fifty (50) votes, or an aggregate of 50,000,000 voting securities as of April 3, 2025, together with securities exercisable or convertible into Ordinary Shares within sixty (60) days as of such date for each shareholder.

(3)      Erke Huang (through Even Green Holdings Limited) and Zhaohui Deng are the beneficial owners of 300,000 and 700,000 Ordinary Shares, respectively, issuable upon the conversion of 1,000,000 Preference Shares owned by Geney Development Limited (“GDL”), a BVI entity, located at 4th Floor Waters Edge Building, Meridian Plaza, Road Town, Tortola VG1110, British Virgin Islands. The Company’s Amended and Restated Articles of Association (the “AOA”), filed in the Cayman Islands on or about April 30, 2021, provides that (i) all Preference Shares are convertible into Ordinary Shares on a one-for-one basis and (ii) for all Company matters requiring the vote of Members by a poll or by proxy, each Preference Share shall carry 50 votes per Preference Share, or an aggregate of 50,000,000 votes, which are equal to approximately 27.4% of the 182,758,017 issued and outstanding Shares as of April 3, 2025 or approximately 21.5% of the Voting Securities, including the Preference Shares.

(4)      As disclosed in Schedule 13G/A filed by Black Rock Inc. on November 8, 2024, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Ordinary Shares of Bit Digital, Inc. No one person’s interest in the Ordinary Shares of Bit Digital, Inc. is more than five percent of the total outstanding common Ordinary Shares.

RELATED PARTY TRANSACTIONS

See “Executive Compensation” for information concerning employment agreements entered into with each of the Company’s executive officers: Erke Huang, Chief Financial Officer, and Sam Tabar, current Chief executive Officer and former Chief Strategy Officer, and Bryan Bullet, our former Chief Executive Officers.

WhiteFiber Iceland ehf appointed Daniel Jonsson as its part-time Chief Executive Officer starting November 7, 2023, for a six-month term with a three-month probation. After the initial term, the employment shall be automatically renewed for successive period(s) of 6 months each, unless agreed otherwise by both parties in writing or unless terminated earlier. His compensation includes a monthly salary of $8,334, a $6,440 signing bonus, and eligibility for performance-based RSUs. Concurrently, Daniel is part of the management team at GreenBlocks ehf which not only provides bitcoin mining hosting services, but also benefits from a facility loan agreement extended by Bit Digital USA Inc., an affiliate of WhiteFiber Iceland ehf. Additionally, Bit Digital Iceland ehf has contracted GreenBlocks ehf for consulting services pertaining to our specialized cloud infrastructure services in Iceland. As of December 31, 2023, the Company owed $21,592 to Daniel for salary and bonus, and $160,000 to GreenBlocks ehf for services rendered. By the end of the first quarter of 2024, we had settled these outstanding amounts with both Daniel Jonsson and GreenBlocks ehf.

On May 26, 2021, the Company entered into a Share Exchange Agreement (the “SEA”) with Geney Development Limited (“Geney”), a corporation formed under the laws of the British Virgin Islands. Geney is owned seventy (70%) percent by Zhaohui Deng, Chairman of the Board of the Company, and thirty (30%) percent beneficially owned by Erke Huang, through his ownership of EverGreen Holdings Limited, the Company’s Chief Financial Officer and a director of the Company. Under the SEA, Geney exchanged 1,000,000 Ordinary Shares for 1,000,000 Preference Shares. Each Preference Share provides for: (i) an eight (8%) percent annual dividend when declared by the Board; (ii) a liquidation preference of $10 per share (an aggregate of $10 million) senior to Ordinary Shares; (iii) converts on a one-for-one basis, subject to a 4.99% blocker; and (iv) fifty (50) votes per Preference Share. The Company paid dividends of $800,000 to Geney on February 7, 2023 and December 8, 2023 and December 20, 2024 for the fiscal years ending December 31, 2022, 2023, and 2024, respectively, pursuant to its 1,000,000 Preference Shares.

Resolutions to be passed

It is proposed that shareholders pass the following ordinary resolutions:

1       Re-election of Zhaohui Deng as Director of the Company

It is resolved as an Ordinary Resolution that Zhaohui Deng be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.

2       Re-election of Erke Huang as Director of the Company

It is resolved as an Ordinary Resolution that Erke Huang be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.

3       Re-election of Ichi Shih as Director of the Company

It is resolved as an Ordinary Resolution that Ichi Shih be re-elected as a director of the Company to hold office until the next annual general meeting or until her successor is duly elected and qualified.

4       Re-election of Jiashu (Bill) Xiong as Director of the Company

It is resolved as an Ordinary Resolution that Jiashu (Bill) Xiong be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.

5       Re-election of Brock Pierce as Director of the Company

It is resolved as an Ordinary Resolution that Brock Pierce be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.

Vote Required and Board Recommendation

The re-election of each director requires shareholders to pass an ordinary resolution, being a resolution passed by a simple majority of the votes cast by shareholders as, being entitled to do so, vote in person or by proxy on the election of directors at the Annual Meeting.

The Board recommends a vote FOR election of the director nominees.

PROPOSAL 2

APPROVAL OF 2025 OMNIBUS EQUITY INCENTIVE PLAN

The Compensation Committee of the Board has recommended that the Company should establish and maintain an omnibus equity incentive plan for the year 2025 pursuant to which the Company may offer selected officers, directors, employees of and consultants to the Company and its subsidiaries the opportunity to acquire or increase equity ownership in the Company.

On March 12, 2025, the Board adopted, subject to shareholder approval, the Bit Digital, Inc. 2025 Omnibus Equity Incentive Plan (the “Plan”). The Plan is designed to enable the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. A copy of the proposed equity incentive plan has been enclosed with this proxy statement as Annex A (which is subject to such reasonable amendments as determined by the Board) and is incorporated herein by reference.

Summary of Material Features of the Plan

The material features of the Plan are:

•        Subject to certain adjustments (as provided in Section 4.2 of the Plan) and exception (as provided in Section 5.6(b) of the Plan), the maximum number of Ordinary Shares reserved for issuance under the Plan (including incentive share options) is eight million (8,000,000) Ordinary Shares;

•        The award of options (including non-qualified options and incentive share options), share appreciation rights, restricted Ordinary Shares, performance share units, performance Ordinary Shares, deferred Ordinary Shares, restricted share units, dividend equivalents, bonus Ordinary Shares or other share-based awards granted under the Plan is permitted;

•        If any Ordinary Shares subject to an award are withheld or applied as payment in connection with the exercise of an award or the withholding or payment of taxes related thereto, such Returned Ordinary Shares (as defined in the Plan) will not be treated as available again for grant under the Plan. Moreover, the number of Ordinary Shares available for issuance under the Plan may not be increased through the Company’s purchase of Ordinary Shares on the open market with the proceeds obtained from the exercise of any options granted under the Plan. Upon exercise of a share appreciation right that is settled in Ordinary Shares, the number of Ordinary Shares underlying the award will not be treated as available again for issuance under the Plan;

•        Subject to certain exception as per Section 4.2 of the Plan, share options and share appreciation rights will not be repriced without stockholder approval;

•        Except for awards previously granted, the Board may alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s shareholders, except if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Ordinary Shares may then be listed or quoted, or the Board determines to submit such amendments or alterations to shareholders for approval; and

•        The term of the Plan will expire, subject to the right of the Board to amend or terminate the Plan at any time (pursuant to Article 15 of the Plan), until the earlier of the tenth anniversary of the Plan’s effective date, or the date all Ordinary Shares subject to the Plan will have been purchased or acquired and the restrictions on all restricted Ordinary Shares granted under the Plan will have lapsed.

Based solely on the $2.37 closing price of our Ordinary Shares as reported by the Nasdaq Capital Market on March 11, 2025 and the maximum number of Ordinary Shares that would have been available for awards as of such date under the Plan, the maximum aggregate market value of the Ordinary Shares that could potentially be issued under the Plan is $18,960,00. The Ordinary Shares underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the Plan, will be added back to the Ordinary Shares available for issuance under the Plan. Ordinary Shares tendered or held back upon exercise of a share option or settlement of an award under the Plan to cover the exercise price or tax withholding and Ordinary Shares subject to a share appreciation right that are not issued in connection with the share settlement of the share appreciation right upon exercise thereof, will not be added back to the Ordinary Shares available for issuance under the Plan. In addition, Ordinary Shares repurchased on the open market will not be added back to the Ordinary Shares available for issuance under the Plan.

Summary of the Plan

The following description of certain features of the Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan, which is attached hereto as Annex A.

Administration.    The Plan will be administered by the Compensation Committee. However, in the event that the Board determines that the Compensation Committee will not be the administrator of the Plan, the term “Committee” as used in the Plan will mean the committee of the Board designated to administer the Plan, or the full Board should the Board so designate.

The Committee may delegate to the CEO any or all of the authority of the Committee with respect to Awards to Grantees other than grantees who are executive officers, non-employee directors, or persons who are subject to Section 16 of the Exchange Act at the time any such delegated authority is exercised.

The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Plan.

Eligibility.    Any individual who is an employee (including any officer) of, a non-employee consultant to, or a non-employee director of, the Company or any subsidiary is eligible to participate in the Plan, subject to the discretion of the administrator. However, with respect to the grant of an incentive share option, an eligible person is any employee (including any officer) of the Company or any subsidiary. An eligible participant also includes an individual who is expected to become an employee to, non-employee consultant of or non-employee director of the Company or any Subsidiary within a reasonable period of time after the grant of an Award (other than an incentive share option).

Share Options.    The Plan permits the grant of options to purchase Ordinary Shares intended to qualify as incentive share options under Section 422 of the Internal Revenue Code and non-qualified share options. Any option designated as an incentive share option may only be granted to employees of the Company and its subsidiaries; The exercise price of an option is determined in the sole discretion of the Committee but may not be less than 100% of the fair market value of a Company’s share on the grant date. If granted to a person possessing more than 10% of the total combined voting power of all classes of Ordinary Shares of the Company or any subsidiary, the exercise price may not be less than 110% of the Fair Market Value of a Share on its grant date. The term of each option may not be more than 10 years (five years if the grantee is a more than 10% owner) from its grant date, and shall be subject to earlier termination as provided herein or in the applicable award agreement. The option may not be assignable or transferable other than by will or the laws of descent and distribution, and may be exercised, during the grantee’s lifetime, only by the grantee; provided, however, that the grantee may, in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her options after the grantee’s death.

Additionally, to qualify as incentive share options, options must meet additional federal tax requirements, including a $100,000 limit on the value of Ordinary Shares subject to incentive share options that first become exercisable by a participant in any one calendar year (the “$100,000 Limit” pursuant to Section 422 of the Internal Revenue Code).

If options granted under the Plan fail to qualify as incentive share options by failing to meet the foregoing requirements, or otherwise failing to meet the requirements of Section 422 of the Code, they will be treated, for all purposes of the plan, as non-qualified options.

At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Share Option, or, otherwise, it may take any action necessary to prevent such option from being treated as an incentive share option.

Share Appreciation Rights.    The Compensation Committee may award share appreciation rights, either alone or in addition to other awards granted under the plan, subject to such conditions and restrictions as the Compensation Committee may determine. The exercise price may not be less than 100% of the fair market value of the Ordinary Shares on the date of grant of the share appreciation right. Upon the exercise of a share appreciation right, a grantee is entitled to receive an amount determined by multiplying the excess of the fair market value of a share on the date of exercise over the exercise price by the number of Ordinary Shares with respect to which the share appreciation right is exercised. Any payment by the Company in respect of a share appreciation may be made in cash, Ordinary Shares, other property, or any combination thereof, as the Committee shall determine or, to the extent permitted under the terms of the applicable award agreement, at the election of the grantee.

Restricted Ordinary Shares.    Subject to and consistent with the provisions of the Plan, the Committee may grant Restricted Ordinary Shares to any eligible person in such amounts as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Ordinary Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws. The Committee may determine that such conditions and/or restrictions lapse in the event of the grantee’s termination of affiliation to the Company, due to death, disability, or involuntary termination by the Company or a subsidiary without cause (as defined in the Plan). The Committee determines the amount, if any, that a grantee shall pay for the restricted Ordinary Shares. If Restricted Ordinary Shares are forfeited, and if the Grantee was required to pay for such Ordinary Shares or acquired such Restricted Ordinary Shares upon the exercise of an Option, the grantee shall be deemed to have resold such Restricted Ordinary Shares to the Company. Such Restricted Ordinary Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture. The Committee may provide that the certificates (if any) for any Restricted Ordinary Shares shall be held in escrow by the Company until such Restricted Ordinary Shares become non-forfeitable or are forfeited.

Performance Share Units and Performance Ordinary Shares.    Subject to and consistent with the provisions of the Plan, the Committee may designate an award as intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. The Committee may also make an award of a cash bonus to a participant and designate such award as intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. The Committee sets performance goals which will determine the number or value of the performance units or performance Ordinary Shares that will be paid to the grantee. A Performance Unit has an initial value established by the Committee at the time of grant. A Performance Share has an initial value equal to the Fair Market Value of a Share on the date of grant.

After the applicable Performance Period has ended, the holder of Performance Units or Performance Ordinary Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. The Committee may reduce or eliminate the amount of the performance compensation Award earned through the use of negative discretion (consistent with Section 162(m) of the Code) if, in its judgment, such reduction or elimination is appropriate. The performance criteria that will be used to establish the performance goal(s) required to be achieved for the vesting of Performance Share Units or Performance Ordinary Shares shall be based on the attainment of specific levels of performance of the Company and/or one or more affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee.

At the discretion of the Committee, the settlement of performance Share Units or Performance Ordinary Shares may be in cash, Ordinary Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement. If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

Deferred Ordinary Shares and Restricted Share Units.    Subject to and consistent with the provisions of the Plan, the Committee, may grant deferred Ordinary Shares and/or restricted share units to a participant, in such amount and upon such terms as the Committee shall determine.

Deferred Ordinary Shares.    Deferred Ordinary Shares are delivered upon expiration of a deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Internal Revenue Code as specified by the Committee in the award agreement with the grantee. An award of deferred Ordinary Shares may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at certain times or upon the achievement of certain objectives determined by the Committee.

Restricted share units.    Delivery of Ordinary Shares subject to a grant of restricted share units occurs upon the expiration of the period during which the restricted share units are subject to a substantial risk of forfeiture.

A participant awarded deferred Ordinary Shares or restricted share units has no voting rights with respect to such deferred Ordinary Shares or restricted share units prior to the delivery of Ordinary Shares in settlement of such deferred Ordinary Shares and/or restricted share units. Unless otherwise determined by the Committee, a grantee has the right to receive dividend equivalents which shall be deemed reinvested in additional deferred Ordinary Shares or restricted share units.

Dividend Equivalents.    The Compensation Committee may grant dividend equivalent rights to participants, alone or in conjunction with other awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Ordinary Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates.

Bonus Ordinary Shares.    Subject to the terms of the Plan, the Committee may grant bonus Ordinary Shares to any eligible person, upon such terms as the Committee determines.

Other Share-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Ordinary Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Ordinary Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Ordinary Shares, and awards valued by reference to the value of securities of or the performance of specified Subsidiaries.

Adjustment in Authorized Ordinary Shares and Awards.    In the event that the Committee determines that any dividend or other distribution, recapitalization, forward or reverse share split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination or repurchase or exchange of Ordinary Shares or other securities or other rights to purchase Ordinary Shares or other securities of the Company, or other similar corporate transaction, in order to prevent dilution or enlargement of the benefits, then the Committee adjust (i) the number and type of Ordinary Shares with respect to which awards may be granted, (ii) the number and type of Ordinary Shares subject to outstanding awards, (iii) the exercise price with respect to any option or share appreciation right or make provision for a cash payment to the holder of an award, and (iv) the number and kind of Ordinary Shares of outstanding restricted Ordinary Shares, or the Ordinary Shares underlying any other form of award.

Merger, Consolidation or Similar Corporate Transaction.    In the event of a merger or consolidation of the Company with or into another entity or a sale of substantially all of the Ordinary Shares of the Company, unless an outstanding award is assumed by the surviving company or replaced with an equivalent award granted by the surviving company, the Committee will cancel any outstanding awards that are not vested and non-forfeitable as of the consummation of such corporate transaction (unless the Committee accelerates the vesting of any such awards). with respect to any vested and non-forfeitable awards, the Committee may either (i) allow grantees to exercise such awards of options and share appreciation rights within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or share appreciation right that remain unexercised upon consummation of the corporate transaction, or (ii) cancel any or all outstanding awards in exchange for a payment.

Liquidation, Winding-Up or Dissolution of the Company.    In the event of liquidation, winding-up or dissolution of the Company, each award will terminate immediately prior to the consummation of such action, unless otherwise provided by the Committee. Additionally, the Committee may cause awards to be vested and non-forfeitable and cause any conditions on any such award to lapse and allow all grantees to exercise such awards of options and share appreciation right prior to the consummation of such proposed action. Any awards that remain unexercised upon consummation of such proposed action will be cancelled.

Withholding.    The Committee may provide that when taxes under any applicable law are to be withheld in connection with the exercise of an option or share appreciation right, or upon the lapse of restrictions on restricted Ordinary Shares, or upon the transfer of Ordinary Shares, or upon payment of any other benefit or right under the Plan, the grantee may elect to make payment for the withholding of taxes under applicable law.

Amendments and Termination.    The Board may at any time amend or discontinue the Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Amendments shall also be subject to approval by our shareholders if and to the extent determined by the Compensation Committee to be required by the Internal Revenue Code to preserve the qualified status of incentive share options.

Effective Date of Plan.    The Plan was approved by our Board on March 12, 2025. Awards of incentive share options may be granted under the Plan until March 12, 2035. No other awards may be granted under the Plan after the date that is ten years from the date of shareholder approval.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Plan. It does not describe all federal tax consequences under the 2025 Plan, nor does it describe state or local tax consequences.

Incentive Share Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive share option. If Ordinary Shares issued to an optionee pursuant to the exercise of an incentive share option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such Ordinary Shares, any amount realized in excess of the exercise price (the amount paid for the Ordinary Shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive share option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If Ordinary Shares acquired upon the exercise of an incentive share option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the Ordinary Shares at exercise (or, if less, the amount realized on a sale of such Ordinary Shares) over the exercise price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive share option is paid by tendering Ordinary Shares.

If an incentive share option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive share option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.    No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the Ordinary Shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the Ordinary Shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering Ordinary Shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards.    We generally will be entitled to a tax deduction in connection with other awards under the Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments.    The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions.    Under Section 162(m) of the Code, our deduction for awards under the Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1,000,000 a year.

Resolution to be passed

It is proposed that shareholders pass the following ordinary resolution:

It is resolved as an Ordinary Resolution that shareholders of the Company hereby approve the 2025 Omnibus Equity Incentive Plan.

Vote Required and Board Recommendation

The adoption of the Company’s 2025 Omnibus Equity Incentive Plan requires shareholders to pass an ordinary resolution, being a resolution passed by a simple majority of the votes cast by shareholders as, being entitled to do so, vote in person or by proxy on the election of directors at the Annual Meeting.

The Board recommends a vote FOR the approval of Bit Digital 2025 Omnibus Equity Incentive Plan.

PROPOSAL 3

TO RATIFY THE APPOINTMENT OF THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has recommended that the Board selects and the Board has selected Audit Alliance, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Audit Alliance, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, our Audit Committee intends to reconsider the selection of Audit Alliance, LLP as our independent registered public accounting firm.

Audit Alliance, LLP has audited our financial statements for the fiscal year ended December 31, 2024. The following is a summary of fees paid or to be paid to Audit Alliance, LLP for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Audit Alliance, LLP in connection with regulatory filings. The aggregate fees billed by Audit Alliance, LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 6-K for the respective periods and other required filings with the SEC for the years ended December 31, 2024 and 2023 totaled $304,300 and $162,670, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We paid Audit Alliance, LLP $100,560 and $13,003, respectively, in audit related fees during the years ended December 31, 2024 and 2023.

Tax Fees.    We did not pay Audit Alliance, LLP for tax planning and tax advice for the years ended December 31, 2024 and 2023.

All Other Fees.    We did not pay Audit Alliance, LLP for other services for the years ended December 31, 2024 and 2023.

Our audit committee has determined that the services provided by Audit Alliance, LLP are compatible with maintaining the independence of Audit Alliance, LLP as our independent registered public accounting firm.

Resolution to be passed

It is proposed that shareholders pass the following ordinary resolution:

It is resolved as an Ordinary Resolution that that the appointment of Audit Alliance, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 be confirmed, ratified and approved.

Vote Required and Board Recommendation

To ratify the appointment of the Company’s independent registered public accounting firm shareholders must pass an ordinary resolution, being a resolution passed by a simple majority of the votes cast by shareholders as, being entitled to do so, vote in person or by proxy on the election of directors at the Annual Meeting.

The Board recommends a vote FOR the ratification of the selection of Audit Alliance, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROPOSAL 4

TO APPROVE ON A NON-BINDING AND ADVISORY BASIS THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As a matter of corporate governance and as required by Section 14A(a)(1) of the Exchange Act, we are asking our shareholders to approve a non-binding advisory resolution on our named executive officer compensation as reported in this Proxy Statement.

The following proposal, commonly known as a “say on pay” proposal, gives our shareholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as discussed in this Proxy Statement. Accordingly, we are asking our shareholders to vote for the following ordinary resolution:

It is resolved, as an ordinary resolution that the shareholders of the Company hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the narrative discussion in the section entitled “Executive Compensation”, the summary compensation table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2025 Annual Meeting of Shareholders.

Before you vote, we recommend that you read the Executive Compensation section of this Proxy Statement for additional details on our executive compensation.

If this ordinary resolution is passed, the approval will be given on a non-binding and advisory basis and is therefore not binding on us, the Board or the Compensation Committee. However, our Board and Compensation Committee value the opinions of our shareholders and intend to take into account the outcome of the vote when considering future compensation decisions for our named executive officers.

APPROVAL REQUIRED AND RECOMMENDATION

To pass the ordinary resolution to provide the Company with non-binding advisory approval of the compensation of our named executive officers, shareholders must pass an ordinary resolution, being a resolution passed by a simple majority of the votes cast by shareholders as, being entitled to do so, vote in person or by proxy on the election of directors at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL 5

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF HOLDING
FUTURE VOTES REGARDING NAMED EXECUTIVE OFFICER COMPENSATION

Under Section 14A of the Exchange Act, at least every six (6) years Company shareholders are entitled to cast an advisory vote to indicate the frequency with which we should hold future non-binding votes to approve executive compensation, or to abstain from voting.

We are requesting your non-binding vote to determine whether the frequency of the vote to approve the compensation of our Named Executive Officers should be every one (1) year, two (2) years or three (3) years. The Board of Directors and the Compensation Committee believe that votes every three (3) years will allow the Compensation Committee, management, and our shareholders to continue to engage in a timely, open and meaningful dialogue regarding our executive compensation philosophy, policies and practices.

RESOLUTION TO BE PASSED

It is proposed that shareholders pass the following ordinary resolution:

It is resolved, as an ordinary resolution that the shareholders of the Company hereby approve, on a non-binding advisory basis, the frequency of the vote to approve the compensation of our Named Executive Officers shall be every three (3) years.

APPROVAL REQUIRED AND RECOMMENDATION

To pass the ordinary resolution to provide the Company with non-binding advisory approval of the frequency with which we will hold future non-binding votes to approve executive compensation, shareholders must pass an ordinary resolution, being a resolution passed by a simple majority of the votes cast by shareholders as, being entitled to do so, vote in person or by proxy on the election of directors at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE FREQUENCY OF HOLDING FUTURE VOTES REGARDING NAMED EXECUTIVE OFFICER COMPENSATION.

OTHER MATTERS

We are not aware of any matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders wishing to communicate with the Board or any individual director may write to the Board or the individual director to the Board, Bit Digital, Inc., 31 Hudson Yards, New York, NY, 10001; (212) 463-5121. Any such communication must state the number of Shares beneficially owned by the shareholder making the communication. All such communications will be forwarded to the full Board or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual and current reports and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may read and copy any document the Company files at the website of the SEC referred to above. The Company’s file number with the SEC is 001-38421.

April 11, 2025	By Order of the Board of Directors
/s/ Erke Huang
Title: Erke Huang, Director

ANNEX A

BIT DIGITAL, INC.
2025 OMNIBUS EQUITY INCENTIVE PLAN

Annex A Page Nos.
Article 1. Effective Date, Objectives and Duration		A-1
1.1	Effective Date of the Plan	A-1
1.2	Objectives of the Plan	A-1
1.3	Duration of the Plan	A-1
Article 2. Definitions		A-1
2.1	“Applicable Law”	A-1
2.2	“Award”	A-1
2.3	“Award Agreement”	A-1
2.4	“Board”	A-1
2.5	“Bonus Shares”	A-1
2.6	“Cause”	A-1
2.7	“CEO”	A-2
2.8	“Code”	A-2
2.9	“Committee”	A-2
2.10	“Company”	A-2
2.11	“Compensation Committee”	A-2
2.12	“Corporate Transaction”	A-2
2.13	“Deferred Shares”	A-2
2.14	“Disability” or “Disabled”	A-2
2.15	“Dividend Equivalent”	A-2
2.16	“Effective Date”	A-2
2.17	“Eligible Person”	A-2
2.18	“Exchange Act”	A-2
2.19	“Exercise Price”	A-3
2.20	“Fair Market Value”	A-3
2.21	“Grant Date”	A-3
2.22	“Grantee”	A-3
2.23	“Incentive Share Option”	A-3
2.24	“Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.	A-3
2.25	“Non-Employee Director”	A-3
2.26	“Option”	A-3
2.27	“Other Share-Based Award”	A-3
2.28	“Performance Period”	A-3
2.29	“Performance Share” and “Performance Share Unit”	A-3
2.30	“Period of Restriction”	A-3
2.31	“Person”	A-3
2.32	“Restricted Shares”	A-3
2.33	“Restricted Share Units”	A-3
2.34	“Rule 16b-3”	A-4
2.35	“SEC”	A-4
2.36	“Section 16 Non-Employee Director”	A-4
2.37	“Section 16 Person”	A-4
2.38	“Share”	A-4
2.39	“Share Appreciation Right” or “SAR”	A-4
2.40	“Subsidiary”	A-4

Annex A-i

Annex A Page Nos.
2.41	“Surviving Company”	A-4
2.42	“Term”	A-4
2.43	“Termination of Affiliation”	A-4
Article 3. Administration		A-4
3.1	Committee	A-4
3.2	Powers of Committee	A-5
3.3	No Repricings	A-6
Article 4. Shares Subject to the Plan		A-6
4.1	Number of Shares Available for Grants	A-6
4.2	Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution	A-7
Article 5. Eligibility and General Conditions of Awards		A-8
5.1	Eligibility	A-8
5.2	Award Agreement	A-8
5.3	General Terms and Termination of Affiliation	A-8
5.4	Nontransferability of Awards	A-8
5.5	Cancellation and Rescission of Awards	A-8
5.6	Stand-Alone, Tandem and Substitute Awards	A-9
5.7	Compliance with Rule 16b-3	A-9
5.8	Deferral of Award Payouts	A-9
Article 6. Share Options		A-10
6.1	Grant of Options	A-10
6.2	Award Agreement	A-10
6.3	Option Exercise Price	A-10
6.4	Grant of Incentive Share Options	A-10
6.5	Payment of Exercise Price	A-11
Article 7. Share Appreciation Rights		A-11
7.1	Issuance	A-11
7.2	Award Agreements	A-11
7.3	SAR Exercise Price	A-11
7.4	Exercise and Payment	A-11
Article 8. Restricted Shares		A-12
8.1	Grant of Restricted Shares	A-12
8.2	Award Agreement	A-12
8.3	Consideration for Restricted Shares	A-12
8.4	Effect of Forfeiture	A-12
8.5	Escrow; Legends	A-12
Article 9. Performance Share Units and Performance Shares		A-12
9.1	Grant of Performance Share Units and Performance Shares	A-12
9.2	Value/Performance Goals	A-12
9.3	Earning of Performance Share Units and Performance Shares	A-13
Article 10. Deferred Shares and Restricted Share Units		A-13
10.1	Grant of Deferred Shares and Restricted Share Units	A-13
10.2	Vesting and Delivery	A-13
10.3	Voting and Dividend Equivalent Rights Attributable to Deferred Shares and Restricted Share Units	A-14

Annex A-ii

Annex A Page Nos.
Article 11. Dividend Equivalents		A-14
Article 12. Bonus Shares		A-14
Article 13. Other Share-Based Awards		A-14
Article 14. Non-Employee Director Awards		A-15
Article 15. Amendment, Modification, and Termination		A-15
15.1	Amendment, Modification, and Termination	A-15
15.2	Awards Previously Granted	A-15
Article 16. Compliance with Code Section 409A		A-15
Article 17. Withholding		A-15
17.1	Required Withholding	A-15
17.2	Notification under Code Section 83(b)	A-16
Article 18. Additional Provisions		A-16
18.1	Successors	A-16
18.2	Severability	A-16
18.3	Requirements of Law	A-16
18.4	Securities Law Compliance	A-16
18.5	Forfeiture Events	A-17
18.6	No Rights as a Shareholder	A-17
18.7	Nature of Payments	A-17
18.8	Non-Exclusivity of Plan	A-17
18.9	Governing Law	A-18
18.10	Unfunded Status of Awards; Creation of Trusts	A-18
18.11	Affiliation	A-18
18.12	Participation	A-18
18.13	Construction	A-18
18.14	Headings	A-18
18.15	Obligations	A-18
18.16	No Right to Continue as Director	A-18
18.17	Shareholder Approval	A-18
18.18	Forfeiture of Shares	A-18
18.19	Share Issuances	A-18
18.20	No Dividends on Unvested Awards	A-18

Annex A-iii

BIT DIGITAL, INC.
2025 OMNIBUS EQUITY INCENTIVE PLAN

Article 1.
Effective Date, Objectives and Duration

1.1         Effective Date of the Plan. The Board of Bit Digital, Inc, an exempted company limited by shares and incorporated under the laws of the Cayman Islands (the “Company”) adopted the Bit Digital, Inc. 2025 Omnibus Incentive Plan (the “Plan”) effective as of March 12, 2025 (the “Effective Date”).

1.2         Objectives of the Plan. The Plan is intended (a) to allow selected employees of and consultants to the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to optimize the profitability and growth of the Company and its Subsidiaries through incentives which are consistent with the Company’s goals, (c) to provide Grantees with an incentive for excellence in individual performance, (d) to promote teamwork among employees, consultants and Non-Employee Directors, and (e) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s shareholders.

1.3         Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until the earlier of the tenth anniversary of the Effective Date, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1         “Applicable Law” means (i) the laws of the Cayman Islands as they relate to the Company and its Shares; (ii) the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents; and (iii) the rules of any applicable securities exchange, national market system or automated quotation system on which the Shares are listed, quoted or traded.

2.2         “Award” means Options (including non-qualified options and Incentive Share Options), SARs, Restricted Shares, Performance Share Units (which may be paid in cash), Performance Shares, Deferred Shares, Restricted Share Units, Dividend Equivalents, Bonus Shares or Other Share-Based Awards granted under the Plan.

2.3         “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4         “Board” means the Board of Directors of the Company, from time to time.

2.5         “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise), as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.

2.6         “Cause” means, except as otherwise defined in an Award Agreement:

(a)         the commission of any act by a Grantee constituting a felony or crime of moral turpitude (or their equivalent in a non-United States jurisdiction);

Annex A-1

(b)         an act of dishonesty, fraud, intentional misrepresentation, or harassment which, as determined in good faith by the Committee, would: (i) materially adversely affect the business or the reputation of the Company or any of its Subsidiaries with their respective current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (ii) expose the Company or any of its Subsidiaries to a risk of civil or criminal legal damages, liabilities or penalties;

(c)         any material misconduct in violation of the Company’s or a Subsidiary’s written policies; or

(d)         willful and deliberate non-performance of the Grantee’s duties in connection with the business affairs of the Company or its Subsidiaries;

provided, however, that if the Grantee has a written employment or consulting agreement with the Company or any of its Subsidiaries or participates in any severance plan established by the Company applicable to Awards granted to the Grantee under the Plan that includes a definition of “cause” (or a substantially equivalent term), then Cause shall have the meaning set forth in such employment or consulting agreement or severance plan.

2.7         “CEO” means the Chief Executive Officer of the Company or any other named executive officer.

2.8         “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.9         “Committee” has the meaning set forth in Section 3.1.

2.10       “Company” means Bit Digital, Inc., an exempted company limited by shares and incorporated under the laws of the Cayman Islands.

2.11       “Compensation Committee” means the compensation committee of the Board.

2.12       “Corporate Transaction” has the meaning set forth in Section 4.2(b).

2.13       “Deferred Shares” means a right, granted under Article 10, to receive Shares at the end of a specified deferral period.

2.14       “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan, a Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

2.15       “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.16       “Effective Date” has the meaning set forth in Section 1.1.

2.17       “Eligible Person” means any individual who is an employee (including any officer) of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Subsidiary; provided, however, that solely with respect to the grant of an Incentive Share Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary. Notwithstanding the foregoing, an Eligible Person shall also include an individual who is expected to become an employee to, non-employee consultant of or Non-Employee Director of the Company or any Subsidiary within a reasonable period of time after the grant of an Award (other than an Incentive Share Option); provided that any Award granted to any such individual shall be automatically terminated and cancelled without consideration if the individual does not begin performing services for the Company or any Subsidiary within twelve (12) months after the Grant Date. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.18       “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

Annex A-2

2.19       “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR. Notwithstanding the foregoing, the Exercise Price may never be less than the par value per Share of US$0.01.

2.20       “Fair Market Value” means, as of any date, unless otherwise specifically provided in an Award Agreement, the value of Shares determined as follows:

(a)         If the Shares are listed on one or more established and regulated securities exchanges, national market systems or automated quotation systems on which Shares are listed, quoted or traded, Fair Market Value means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on the principal exchange or system on which the Shares are traded on the applicable date or the preceding trading day.

(b)         If the Shares are traded over the counter at the time a determination of Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded.

(c)         In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

2.21       “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.22       “Grantee” means a person who has been granted an Award.

2.23       “Incentive Share Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.24       “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.25       “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Subsidiary.

2.26       “Option” means an option granted under Article 6 of the Plan.

2.27       “Other Share-Based Award” means a right, granted under Article 13 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.28       “Performance Period” means, with respect to an Award of Performance Shares or Performance Share Units, the period of time during which the performance vesting conditions applicable to such Award must be satisfied.

2.29       “Performance Share” and “Performance Share Unit” have the respective meanings set forth in Article 9.

2.30       “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.31       “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.32       “Restricted Shares” means Shares, granted under Article 8, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.33       “Restricted Share Units” are rights, granted under Article 10, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

Annex A-3

2.34       “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.35       “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.36       “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.37       “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.38       “Share” means an ordinary share of the Company, par value US$0.01, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.39       “Share Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.40       “Subsidiary” means any corporation or other entity, including but not limited to partnerships, limited liability companies, exempted companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) shares possessing more than fifty percent (50%) of the total combined voting power of all classes of shares entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of shares of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.41       “Surviving Company” means (a) the surviving entity in any merger, consolidation or similar transaction, involving the Company (including the Company if the Company is the surviving entity), (b) or the direct or indirect parent company of such surviving entity or (c) the direct or indirect parent company of the Company following a sale of substantially all of the issued and outstanding Shares of the Company.

2.42       “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years.

2.43       “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer performing services for the Company or any Subsidiary in the capacity of an employee of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Subsidiary or with respect to an individual who is an employee of, a non-employee consultant to or a Non-Employee Director of a Subsidiary, the first day on which such entity ceases to be a Subsidiary of the Company unless such individual continues to perform Services for the Company or another Subsidiary without interruption after such entity ceases to be a Subsidiary.

Article 3.
Administration

3.1         Committee.

(a)         Subject to Article 14, and to subsection (b) and to Section 3.2, the Plan shall be administered by the Compensation Committee. In the event that the Board determines that the Compensation Committee shall not be the administrator of the Plan, the term “Committee” as used hereunder shall (except as provided for in subsection (b)) mean the committee of the Board designated to administer the Plan, or the full Board should the Board so designate. The Committee may delegate to the CEO any or all of the authority of the Committee with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or Section 16 Persons at the time any such delegated authority is exercised.

(b)         Unless the context requires otherwise, any references herein to “Committee” include references to the CEO to the extent the CEO has been delegated authority pursuant to subsection (a); provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3, the “Committee” shall include only the Compensation Committee.

Annex A-4

3.2         Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by a majority of the members of the Board, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a)         to determine when, to whom and in what types and amounts Awards should be granted;

(b)         to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or a Subsidiary and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c)         to determine the benefit payable, including where applicable the number of Shares issued, under any Performance Share Unit, Performance Share, Dividend Equivalent, Other Share-Based Award or Cash Incentive Award and to determine whether any performance or vesting conditions have been satisfied;

(d)         to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e)         to determine the Term of any Option or SAR;

(f)          to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g)         to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h)         to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or automatically pursuant to the terms of the Award Agreement;

(i)          to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j)          to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k)         to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l)          to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m)        to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new Applicable Law or change in an existing Applicable Law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

Annex A-5

(n)         to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o)         to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p)         to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or a Subsidiary or the financial statements of the Company or a Subsidiary, or in response to changes in Applicable Law, regulations or accounting principles;

(q)         to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r)          to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and shareholders. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Subject to Section 3.1(b), the Committee may delegate to officers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan.

3.3         No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without shareholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of shares that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under to Section 4.2.

Article 4.
Shares Subject to the Plan

4.1         Number of Shares Available for Grants.

(a)         Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for issuance under the Plan (including Incentive Share Options) shall be eight million (8,000,000) Shares.

(b)         If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6(b)) are forfeited or such Award otherwise terminates without payment or delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan except where otherwise specified hereunder. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder. Upon settlement of an SAR, the number of Shares underlying

Annex A-6

the portion of the SAR that is exercised will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for issuance under the Plan.

(c)         Shares issued pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan. Additionally, at the discretion of the Committee, any Shares distributed pursuant to an Award may be represented by American Depositary Shares.

4.2         Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution.

(a)         Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, equity, or other property), recapitalization, forward or reverse share split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Option or SAR or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any other form of Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b)         Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another entity or a sale of substantially all of the Shares of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and non-forfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such Awards) and with respect to any vested and non-forfeitable Awards, the Committee may either (i) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c)         Liquidation, Winding-Up or Dissolution of the Company. In the event of the proposed liquidation, winding-up or dissolution of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

Annex A-7

Article 5.
Eligibility and General Conditions of Awards

5.1         Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2         Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3         General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 15.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Awards may be granted for no consideration other than prior and future services. Except as set forth in an Award Agreement or as otherwise determined by the Committee, (a) all Options and SARs that are not vested and exercisable at the time of a Grantee’s Termination of Affiliation, and any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested at the time of the Grantee’s Termination of Affiliation shall be forfeited to the Company and (b) all outstanding Options and SARs not previously exercised shall expire three months after the Grantee’s Termination of Affiliation. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Law.

5.4         Non-transferability of Awards.

(a)         Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative.

(b)         No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, mortgaged, encumbered, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company), and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c)         Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement or as otherwise approved by the Committee, Options (other than Incentive Share Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

5.5         Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

Annex A-8

5.6         Stand-Alone, Tandem and Substitute Awards.

(a)         Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Share Option, such SAR and Incentive Share Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Share Option.

(b)         The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for Shares and Share-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or shares of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations in Section 4.1(a) on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7         Compliance with Rule 16b-3. The provisions of this Section 5.7 will apply as the Company has a class of Shares that is registered under Section 12 of the Exchange Act.

(a)         Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares issued under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

(b)         Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c)         Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8         Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Share

Annex A-9

Units, the satisfaction of any requirements or goals with respect to Performance Share Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Shares, or the lapse or waiver of restrictions with respect to Other Share-Based Awards or Cash Incentive Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.
Share Options

6.1         Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2         Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3         Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4         Grant of Incentive Share Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Share Option. Any Option designated as an Incentive Share Option:

(a)         shall be granted only to an employee of the Company or a Subsidiary;

(b)         shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns Shares (including Shares treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c)         shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d)         shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Share Options (whether granted under the Plan or any other share option plan of the Grantee’s employer or any parent or Subsidiary (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds US$100,000 (the “$100,000 Limit”);

(e)         shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Share Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Share Option at such date or dates as are provided in the Current Grant;

(f)          shall require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Share Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g)         shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Share Option after the Grantee’s death; and

Annex A-10

(h)         shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Share Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Share Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Share Option), take any action necessary to prevent such Option from being treated as an Incentive Share Option.

6.5         Payment of Exercise Price. Except as otherwise provided in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a)         cash, personal check or wire transfer;

(b)         with the approval of the Committee, delivery of Shares owned by the Grantee prior to exercise, valued at Fair Market Value on the date of exercise;

(c)         with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at Fair Market Value on the date of exercise;

(d)         with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, valued at Fair Market Value on the date of exercise; or

(e)         subject to Applicable Law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002 if applicable), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.
Share Appreciation Rights

7.1         Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2         Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3         SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4         Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)         The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b)         The number of Shares with respect to which the SAR is exercised.

Annex A-11

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine or, to the extent permitted under the terms of the applicable Award Agreement, at the election of the Grantee.

Article 8.
Restricted Shares

8.1         Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2         Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or a Subsidiary without Cause.

8.3         Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4         Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5         Escrow; Legends. The Committee may provide that the certificates (if any) for any Restricted Shares (x) shall be held (together with a share transfer power executed in blank by the Grantee) in escrow by the Company until such Restricted Shares become non-forfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become non-forfeitable, the Company shall cause certificates (if any) for such shares to be delivered without such legend.

Article 9.
Performance Share Units and Performance Shares

9.1         Grant of Performance Share Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Share Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee shall have the authority, at the time of grant of any Award under this Plan, to designate such Award as an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall also have the authority to make an award of a cash bonus to any Grantee and designate such Award as an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

9.2         Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(a)         Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b)         Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

Annex A-12

9.3         Earning of Performance Share Units and Performance Shares.

(a)         After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. In determining the actual amount of an individual Grantee’s performance compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the performance compensation Award earned during the Performance Period through the use of negative discretion (consistent with Section 162(m) of the Code) if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in this Plan, to (A) grant or provide payment in respect of performance compensation Awards for a Performance Period if the performance goals for such Performance Period have not been attained; or (B) increase a performance compensation Award above the applicable overall share issuance limitations set forth in this Plan.

(b)         The performance criteria that will be used to establish the performance goal(s) required to be achieved for the vesting of Performance Share Units or Performance Shares shall be based on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee, which criteria will be based on one or more of the following business criteria or any combination thereof: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) share price or performance; (viii) total shareholder return (share price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) employee retention; (xx) safety standards; (xxi) productivity measures; (xxii) cost reduction measures; and/or (xxiii) strategic plan development and implementation.

(c)         At the discretion of the Committee, the settlement of Performance Share Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

(d)         If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

(e)         At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares issuable in connection with vested Performance Shares which have been earned, but not yet issued to the Grantee.

Article 10.
Deferred Shares and Restricted Share Units

10.1       Grant of Deferred Shares and Restricted Share Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Shares and/or Restricted Share Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine.

10.2       Vesting and Delivery.

(a)         Deferred Shares. Delivery of Shares subject to a Deferred Shares grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for

Annex A-13

the Award of Deferred Shares. An Award of Deferred Shares may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Shares remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or a Subsidiary without “cause.”

(b)         Restricted Share Units. Delivery of Shares subject to a grant of Restricted Share Units will occur upon the expiration of the period during which the Restricted Share Units are subject to a substantial risk of forfeiture. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Share Units remains subject to a substantial risk of forfeiture, such Restricted Share Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or a Subsidiary without “cause.”

10.3       Voting and Dividend Equivalent Rights Attributable to Deferred Shares and Restricted Share Units. A Grantee awarded Deferred Shares or Restricted Share Units will have no voting rights with respect to such Deferred Shares or Restricted Share Units prior to the delivery of Shares in settlement of such Deferred Shares and/or Restricted Share Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Shares and/or Restricted Share Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Shares or Restricted Share Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Shares or Restricted Share Units to which such Dividend Equivalents relate.

Article 11.
Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates; provided, however, that any Dividend Equivalents granted in conjunction with any Award that is subject to forfeiture conditions shall remain subject to the same forfeiture conditions applicable to the Award to which such Dividend Equivalents relate and any payments in respect of any Dividend Equivalents granted in conjunction with any Options or SARs may not be conditioned, directly or indirectly, on the Grantee’s exercise of the Options or SARs or paid at the same time that the Options or SARs are exercised.

Article 12.
Bonus Shares

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

Article 13.
Other Share-Based Awards

The Committee is authorized, subject to limitations under Applicable Law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares issued pursuant to a purchase right granted under this Article 13 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Annex A-14

Article 14.
Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards with respect to Shares that have a Fair Market Value (determined as of the date of grant) in excess of US$1,000,000 in a single calendar year.

Article 15.
Amendment, Modification, and Termination

15.1       Amendment, Modification, and Termination. Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s shareholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s shareholders if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to shareholders for approval.

15.2       Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 16.
Compliance with Code Section 409A

The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. To the extent that the Committee determines that any Award is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, if the Committee determines that any Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the Plan and each applicable Award Agreement as the Committee determines necessary or appropriate to (a) exempt the Award from Section 409A of the Code, or (b) comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance.

Article 17.
Withholding

17.1       Required Withholding.

(a)         The Committee in its sole discretion may provide that when taxes under any Applicable Law are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of taxes under Applicable Law, including without limitation United States federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes, by one or a combination of the following methods:

(i)             payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

Annex A-15

(ii)            delivering part or all of the amount to be withheld in the form of Shares valued at its Fair Market Value on the Tax Date;

(iii)           requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv)           withholding from any compensation otherwise due to the Grantee.

The Committee shall provide that the amount of tax withholding upon exercise of an Option or SARs, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the maximum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b)         Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

17.2       Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 18.
Additional Provisions

18.1       Successors. Subject to Section 4.2(b), all obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

18.2       Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.3       Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all Applicable Law, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Subsidiary) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any Applicable Law or regulation.

18.4       Securities Law Compliance.

(a)         If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company

Annex A-16

or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any other public offering. All certificates (if any) for Shares issued under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates (if any) to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b)         If the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, non-forfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

18.5       Forfeiture Events. Notwithstanding any provisions herein to the contrary, the Committee shall have the authority to provide in any Award Agreement that a Grantee’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment (to the extent permitted by Applicable Law) in the event of the Participant’s termination for Cause; serious misconduct; violation of the Company’s or a Subsidiary’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or a Subsidiary; breach of applicable non-competition, non-solicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or a Subsidiary, or otherwise detrimental to the business, reputation or interests of the Company and/or a Subsidiary; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Grantee is then an Employee or Non-Employee Director). The determination of whether a Grantee’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Grantee’s outstanding Awards pending any investigation of the matter.

18.6       No Rights as a Shareholder. No Grantee shall have any rights as a shareholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Share dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

18.7       Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

18.8       Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

Annex A-17

18.9       Governing Law. The Plan is governed by and construed in accordance with, the laws of the Cayman Islands. The courts of the Cayman Islands and the courts of appeal from them shall have non-exclusive jurisdiction to determine any disputes which may arise out of or in connection with this Plan, accordingly, any legal action or proceedings arising out of or in connection with this Plan may be brought in those courts, but without prejudice to the right of the Company or any Grantee to bring proceedings in any other appropriate jurisdiction.

18.10     Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

18.11     Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to or Non-Employee Director of the Company or any Subsidiary.

18.12     Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.13     Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, (b) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”, and (c) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

18.14     Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18.15     Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

18.16     No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

18.17     Shareholder Approval. All Incentive Share Options granted on or after the Effective Date and prior to the date the Company’s shareholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s shareholders.

18.18     Forfeiture of Shares. Any forfeiture of Shares described in this Plan will take effect as a surrender for no consideration of such Shares as a matter of Cayman Islands law.

18.19     Share Issuances. The allotment and issuance of Shares pursuant to the terms of this Plan following the exercise of an Option shall be subject to the Amended and Restated Memorandum and Articles of Association of the Company. Shares shall not in fact be allotted and issued (or repurchased or forfeited) until the time at which the Grantee’s name (and number of Shares to be allotted and issued) is entered on the Company’s Register of Members (or the existing entry is updated to reflect the repurchase or forfeiture) (the register being prima facie evidence of legal title to Shares).

18.20     No Dividends on Unvested Awards. Notwithstanding anything in this Plan to the contrary, in no event shall the Board or the Committee approve the payment of any dividend by the Company on unvested Awards.

# # #

Annex A-18